UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

The Managers Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: May 31

Date of reporting period:  July 1, 2010 – May 31, 2011

                                              (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

May 31, 2011

Managers Cadence Capital Appreciation Fund

(formerly Allianz CCM Capital Appreciation Fund)

Managers Cadence Focused Growth Fund

(formerly Allianz CCM Focused Growth Fund)

Managers Cadence Mid-Cap Fund

(formerly Allianz CCM Mid-Cap Fund)

Managers Cadence Emerging Companies Fund

(formerly Allianz CCM Emerging Companies Fund)

AR065-0511

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Managers Cadence Funds

Annual Report – May 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Cadence Capital Appreciation Fund	5

Managers Cadence Focused Growth Fund	11

Managers Cadence Mid-Cap Fund	16

Managers Cadence Emerging Companies Fund	22

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	28

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	29
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	31
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	33
Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	35
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	43
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

TRUSTEES AND OFFICERS	54

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Our mutual fund offerings include four that are subadvised by Cadence Capital Management, LLC (“Cadence”) and focus on specific segments of the domestic equity market. The Managers Cadence Capital Appreciation Fund seeks to provide investors with diversified, large-cap growth domestic equity exposure, while the Managers Cadence Focused Growth Fund is a more concentrated portfolio of U.S. large-cap growth stocks. Cadence also oversees the Managers Cadence Mid-Cap Fund, which focuses on domestic mid-cap growth stocks, and the Managers Cadence Emerging Companies Fund, which invests in attractively valued growth stocks in the micro-cap and small-cap space. Cadence has been managing equity portfolios since the late 1980s and has overseen the Funds since their inception. Cadence implements a growth-at-a-reasonable price equity investment process with an initial screen that narrows the universe before in-depth, fundamental research is undertaken to identify the most attractive securities.

Below is a brief overview of the equity markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results and market outlook.

The economic recovery began in 2009 and extended into 2010, thanks in part to a concerted effort by global governments to provide a framework conducive to growth and asset inflation. This accommodative monetary policy proved to be very successful in the short run as economies continued to recover and riskier assets appreciated substantially. That being said, the path higher has been choppy as fears over sovereign debt default and the potential for a double-dip recession weighed on the minds of investors. Fear turned into courage in the second half of 2010, as corporate earnings proved to be better than expected and a sovereign crisis was averted when European government officials agreed to provide the Irish government with an $89 billion rescue package. The risk trade was in favor on the equity side of the ledger and benefited greatly from strong corporate earnings as well as the Federal Reserve’s plan to stimulate the U.S. economy via another round of quantitative easing (QE2). The rising trend continued into 2011 up through the first few weeks of February, before unrest in the Middle East caused oil prices to increase and equity markets to fall. The Japanese catastrophe in mid-March also dragged down equity markets as investors questioned the ripple-effect of a sharp slowdown in Japan and wondered about the potential impact of an evolving nuclear disaster. Equity markets eventually stabilized during April and continued the trend higher. As of late, fear has returned to the forefront causing equity markets to trend downward since late-April. Investors are again concerned about European debt issues, slowing Chinese growth, the sustainability of the U.S. recovery and continued unrest in the Middle East. Nevertheless, the trailing 12-month period has been quite strong for U.S. equities as the Russell 1000® Growth Index appreciated 29.43%, the Russell Midcap® Growth Index returned 36.31% and the Russell 2000 Growth® Index returned 36.79%.

Against this backdrop, the absolute performance of the Managers Cadence Funds was very strong, but the relative returns were somewhat disappointing with the exception of Managers Cadence Emerging Companies Fund. The absolute and relative returns are summarized below:

						Since	Inception
Periods Ended 05/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Inception	Date
Managers Cadence Capital Appreciation Fund
Institutional Class	12.35%	25.05%	(2.79)%	1.23%	1.70%	9.34%	3/8/1991
Russell 1000® Growth Index	14.36%	29.43%	2.92%	5.55%	2.15%	9.28%
Managers Cadence Focused Growth Fund
Institutional Class	12.60%	26.98%	(2.03)%	0.73%	2.02%	0.89%	8/31/1999
Russell 1000® Growth Index	14.36%	29.43%	2.92%	5.55%	2.15%	0.27%
Managers Cadence Mid-Cap Fund
Institutional Class	18.55%	35.47%	(0.43)%	3.76%	4.52%	10.40%	8/26/1991
Russell Midcap® Growth Index	18.31%	36.31%	4.47%	6.54%	5.70%	N/A
Managers Cadence Emerging Companies Fund
Institutional Class	24.14%	49.20%	8.54%	3.68%	7.74%	11.69%	6/25/1993
Russell Microcap® Growth Index	20.06%	34.69%	6.60%	2.48%	4.46%	6.25%
Russell 2000® Growth Index	19.39%	36.79%	6.92%	6.26%	5.14%	6.25%

Letter to Shareholders (continued)

For the 12-month period ending May 31, 2011, the Managers Cadence Capital Appreciation Fund Institutional Class returned 25.05%, behind the 29.43% return for the Russell 1000® Growth Index. The Fund’s underperformance is most attributable to poor relative performance in the health care, consumer discretionary and financials sectors. Sector weightings also detracted as an overweight to health care and an underweight to energy hurt relative performance.

For the 12-month period ending May 31, 2011, the Managers Cadence Focused Growth Fund Institutional Class returned 26.98%, underperforming the 29.43% return of the Russell 1000® Growth Index. Like the Managers Cadence Capital Appreciation Fund, the underperformance is due to a combination of poor relative stock performance and sector weightings. Stock performance detracted the most within the health care, materials and financials sectors. Overweights to health care and telecomm along with underweights to energy and materials hurt relative returns too.

For the 12-month period ending May 31, 2011, the Managers Cadence Mid-Cap Fund Institutional Class returned 35.47%, slightly behind the 36.31% return for the Russell Midcap® Growth Index. The primary driver of underperformance was a small allocation to cash as mid-cap growth stocks appreciated sharply. Relative performance within the consumer discretionary, materials and financials sector also hurt performance, but was mostly offset by strong performance in the industrials and energy sectors.

For the 12-month period ending May 31, 2011, the Managers Cadence Emerging Companies Fund Institutional Class returned 49.20%, markedly beating the 34.69% return for the Russell Microcap® Growth Index. The primary driver of the solid results was exceptional strong stock selection in information technology as numerous holdings appreciated more than 100%. Additionally, an underweight to health care and strong performance in the industrials and consumer staples sectors also contributed to relative returns.

Going forward, Cadence believes there is still cause to be cautiously optimistic. While the market is pricing in an economic slowdown, Cadence is confident about the prospects of its individual holdings. In this world of low but rising inflation, improving economic growth and still historically low interest rates, Cadence believes its Funds have the potential to perform well as investors focus more on company fundamentals rather than macro concerns.

Cadence believes the greatest challenge is the extraordinary short-term price volatility and sector rotation, as the market continues to reassess the evolving economic landscape. Longer term, an important concern is potential profit margin compression. Adding to this challenge are the high costs of production in such areas as energy and metals. For these reasons, a company’s ability to raise prices is a key component of Cadence’s investment framework for 2011.

Cadence is emphasizing companies that can manage rising cost inputs by increasing prices and/or controlling costs, in particular, emphasizing companies with specialized or scarce products that can most easily raise prices and companies able to generate significant free cash flow. In the long run, strong free cash flow could prove to be even more attractive as it would mitigate the effect of future high interest rates.

Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our web site. You can rest assured that under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2011	Expense Ratio for the Period	Beginning Account Value 12/01/2010	Ending Account Value 05/31/2011	Expenses Paid During the Period*
Managers Cadence Capital Appreciation Fund
Class A
Based on Actual Fund Return	1.10%	$1,000	$1,121	$5.82
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$5.54
Class B
Based on Actual Fund Return	1.86%	$1,000	$1,117	$9.84
Based on Hypothetical 5% Annual Return	1.86%	$1,000	$1,016	$9.37
Class C
Based on Actual Fund Return	1.82%	$1,000	$1,117	$9.61
Based on Hypothetical 5% Annual Return	1.82%	$1,000	$1,016	$9.15
Class D
Based on Actual Fund Return	1.11%	$1,000	$1,121	$5.89
Based on Hypothetical 5% Annual Return	1.11%	$1,000	$1,019	$5.61
Institutional Class
Based on Actual Fund Return	0.71%	$1,000	$1,124	$3.78
Based on Hypothetical 5% Annual Return	0.71%	$1,000	$1,021	$3.60
Administrative Class
Based on Actual Fund Return	0.96%	$1,000	$1,122	$5.10
Based on Hypothetical 5% Annual Return	0.96%	$1,000	$1,020	$4.86
Class P
Based on Actual Fund Return	0.81%	$1,000	$1,123	$4.28
Based on Hypothetical 5% Annual Return	0.81%	$1,000	$1,021	$4.07
Class R
Based on Actual Fund Return	1.36%	$1,000	$1,120	$7.21
Based on Hypothetical 5% Annual Return	1.36%	$1,000	$1,018	$6.86
Managers Cadence Focused Growth Fund
Class A
Based on Actual Fund Return	1.05%	$1,000	$1,124	$5.56
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.29
Class C
Based on Actual Fund Return	1.84%	$1,000	$1,119	$9.71
Based on Hypothetical 5% Annual Return	1.84%	$1,000	$1,016	$9.24
Class D
Based on Actual Fund Return	1.10%	$1,000	$1,123	$3.96
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$3.76
Institutional Class
Based on Actual Fund Return	0.75%	$1,000	$1,126	$3.96
Based on Hypothetical 5% Annual Return	0.75%	$1,000	$1,021	$3.77
Administrative Class
Based on Actual Fund Return	0.97%	$1,000	$1,124	$5.16
Based on Hypothetical 5% Annual Return	0.97%	$1,000	$1,020	$4.90
Class P
Based on Actual Fund Return	0.79%	$1,000	$1,124	$4.28
Based on Hypothetical 5% Annual Return	0.79%	$1,000	$1,021	$4.07

About Your Fund’s Expenses (continued)

Six Months Ended May 31, 2011	Expense Ratio for the Period	Beginning Account Value 12/01/2010	Ending Account Value 05/31/2011	Expenses Paid During the Period*
Managers Cadence Mid-Cap Fund
Class A
Based on Actual Fund Return	1.10%	$1,000	$1,183	$5.97
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$5.52
Class B
Based on Actual Fund Return	1.85%	$1,000	$1,179	$10.04
Based on Hypothetical 5% Annual Return	1.85%	$1,000	$1,016	$9.28
Class C
Based on Actual Fund Return	1.82%	$1,000	$1,179	$9.90
Based on Hypothetical 5% Annual Return	1.82%	$1,000	$1,016	$9.16
Class D
Based on Actual Fund Return	1.10%	$1,000	$1,183	$5.97
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$5.53
Institutional Class
Based on Actual Fund Return	0.70%	$1,000	$1,186	$3.80
Based on Hypothetical 5% Annual Return	0.70%	$1,000	$1,021	$3.51
Administrative Class
Based on Actual Fund Return	0.95%	$1,000	$1,185	$5.16
Based on Hypothetical 5% Annual Return	0.95%	$1,000	$1,020	$4.77
Class P
Based on Actual Fund Return	0.78%	$1,000	$1,185	$4.27
Based on Hypothetical 5% Annual Return	0.78%	$1,000	$1,021	$3.95
Class R
Based on Actual Fund Return	1.35%	$1,000	$1,182	$5.71
Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.78
Managers Cadence Emerging Companies Fund
Insitutional Class
Based on Actual Fund Return	1.41%	$1,000	$1,241	$7.85
Based on Hypothetical 5% Annual Return	1.41%	$1,000	$1,018	$7.07
Administrative Class
Based on Actual Fund Return	1.68%	$1,000	$1,240	$9.39
Based on Hypothetical 5% Annual Return	1.68%	$1,000	$1,017	$8.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended May 31, 2011, the Managers Cadence Capital Appreciation Fund’s (the “Fund”) Institutional Class returned 25.05%, underperforming the 29.43% return of the Russell 1000® Growth Index.

The trailing 12-month period was a strong one for stocks in general, with major averages posting double-digit returns. The Russell 1000® Index gained 26.8%, while the Russell Midcap® and Russell 2000® Indices advanced 32.6% and 29.8%, respectively. Growth-style indices outperformed their value counterparts overall, with the Russell 1000® Growth, Russell Midcap® Growth and Russell 2000® Growth Indices returning 29.4%, 36.3%, and 36.8%, respectively.

U.S. corporate earnings continued to improve over the 12-month period, first with effective cost-cutting measures and later with productivity enhancements. Perhaps most importantly for active stock pickers, at times, investors seemed to finally focus on company fundamentals – rewarding stocks with above-average earnings growth and reasonable valuations – rather than discounting stocks on a wholesale basis in reaction to distressing macroeconomic events.

What the strong equity market returns don’t show, however, is the wild ride investors took to get there. While the Great Recession formally ended in June 2009, the U.S. recovery has been sluggish, and the economic environment has been difficult for investors, businesses and individuals alike. Unemployment has remained stubbornly high, concerns about credit markets have yet to be resolved and the critical housing sector has yet to return to growth. Indeed, it has been hard to tell at times whether the economy was in fact recovering at all.

If anyone needed yet more proof of the near impossibility of successfully timing the market, they got it over the last 12 months, with the U.S. equity market experiencing several ups and downs. The causes were varied: fears of sovereign debt default in Europe and a double-dip recession in the United States, slowing growth in China, and concern that the policy responses in each of these regions would fail to ensure the emergence of a self-reinforcing, global economic recovery. Lately, the greatest local concerns have been continued weakness in the housing market, high unemployment, four-dollar-per-gallon gas prices and dangerous weather patterns that have caused states-of-emergencies in several areas.

Abroad, the backdrop of events has been nothing short of astounding. In a mere six months, the world was rocked by events ranging from the historic uprisings in the Middle East and the resultant spike in the price of oil; to the horrific natural and nuclear disasters in Japan; to the death of Osama bin Laden. Despite all this, the U.S. market proved to be generally resilient, posting some of the best returns investors have seen since 1999.

After the major benchmarks peaked at the end of April, however, they began to correct in May. The about-face reflects growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2) and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over sovereign debt and economic and social instability in Greece are adding to the fears. Even if the U.S. does not double dip into a recession (which we don’t believe it will), a modest 2% growth rate will likely continue to feel recessionary to many Americans.

Against this backdrop, the Fund generated a strong absolute return, but lagged its primary benchmark, the Russell 1000® Growth Index, by roughly 400 basis points.

While all sectors within the Fund posted positive absolute returns over the 12-month period, stock selection and sector weightings both contributed to the Fund’s underperformance. The Fund’s health care, consumer discretionary and financials holdings detracted the most from results. Diversified investment services companies Morgan Stanley Co. (-20.2%) and Lincoln National Corp. (-1.6%) dragged down the financials sector, while medical technology company Medtronic, Inc. (-14.2%) and health care device supplier Covidien PLC (-11.5%) detracted from health care holdings. Relative underperformance in the consumer discretionary sector was due in part to losses in electronics retailer Best Buy Co., Inc. (-25.4%) and home furnishings and commercial products manufacturer Leggett & Platt, Inc., (-10.5%). From a sector standpoint, a modest overweight to health care and an underweight to energy were the most notable detractors. The energy sector was the best performing sector within the Russell 1000® Growth Index. As markets retreated the last few months, the overweight to health care has proven beneficial. However, it is one of the laggards (+25.7%) over the entire fiscal year as many other sectors are up over 30%.

Three economically sensitive sectors – energy, materials and industrials – had significant impact on return. The Fund’s energy holdings returned 52.2%, led by National Oilwell Varco, Inc. (+92.0%), an oil service company focused primarily on offshore oil production, and Peabody Energy Corp. (+58.4%), a coal mining and production concern.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

The Fund’s materials holdings returned 40.1%. This sector was led by Cliffs Natural Resources, Inc. (+61.6%), a company which produces both iron ore and coal; and E.I. du Pont de Nemours & Co. (+52.4%), whose markets include seeds and agricultural products, specialty chemicals, coatings and materials. Industrials returned 26.3% overall, led by gains in Joy Global, Inc. (+77.6%), a leader in mining equipment and services and Dover Corp. (+52.7%), a diversified manufacturer of industrial products and engineered systems.

Consumer staples also posted significant gains, advancing 33.9% for the year. Within consumer staples, the Fund’s top-performing holdings included Philip Morris International, Inc. (+70.2%), which manufactures and markets tobacco products outside of the United States and Whole Foods Market, Inc. (+70.4%), natural and organic food supermarkets.

LOOKING FORWARD

Going forward, we at Cadence believe there is still cause to be cautiously optimistic for the second half of the year. While the market is pricing in an economic slowdown, we are constructive on the prospects of our individual holdings. In this world of low but rising inflation, improving economic growth and still historically low interest rates, we believe our Fund will perform well as investors continue to focus more on company fundamentals rather than macro concerns. In particular, our investments in the energy, materials and industrials sectors should benefit most from rising inflation.

We believe the greatest challenge is the extraordinary short-term price volatility and sector rotation, as the market continues to reassess the evolving economic landscape. Longer term, an important concern is the issue of companies’ potential profit margin compression. With economic conditions improving and measures of corporate profit margins at historically high levels, companies will have to start adding to their labor force. While the creation of jobs is good news, it also creates a challenge: adding resources to meet demand. Adding to this challenge are the high costs of production in areas such as energy and metals. For these reasons, a company’s ability to raise prices is a key component of our investment framework for 2011.

Specifically, we are buying more companies that can manage rising cost inputs by increasing prices and/or controlling costs. In particular, we are attracted to companies with specialized or scarce products that can raise prices most easily. We are also focusing on companies that generate significant free cash flow, because they are more able to self-fund their growth and return cash to shareholders in the form of increased dividends and share buybacks. In the long run, strong free cash flow could prove to be even more attractive as it would mitigate the effect of future high interest rates.

In summary, we will continue to seek the right balance between playing offense and defense in the Funds. We will invest in companies that should benefit from global economic expansion but balance them with holdings in defensive sectors such as health care and consumer staples that may act as anchors. Through it all, you can be confident that we will stick to the investment discipline that has seen Cadence clients through challenges and opportunities since 1988.

This commentary reflects the viewpoints of Cadence Capital Management, LLC. The viewpoints and performance figures are based on a 12-month period ending May 31, 2011. The following financial statements presented in this report represent the Fund’s actual 11-month fiscal period from July 1, 2010, to May 31, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers Cadence Capital Appreciation Fund’s Institutional Class on May 31, 2001, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for Managers Cadence Capital Appreciation Fund since inception through May 31, 2011, and the Russell 1000® Growth Index for the same time period.

		Average Annual Total Returns[1]
		One	Five	Ten	Since	Inception
		Year	Years	Years	Inception	Date
Managers Cadence Capital Appreciation Fund2,3,4,5,6,*
Class A	No Load	24.58%	0.82%	1.30%	5.37%	01/20/97
Class A	With Load	17.44%	(0.37)%	0.70%	4.93%
Class B	No Load	23.70%	0.06%	0.54%	4.58%	01/20/97
Class B	With Load	18.70%	(0.28)%	0.54%	4.58%
Class C	No Load	23.70%	0.08%	0.55%	4.59%	01/20/97
Class C	With Load	22.70%	0.08%	0.55%	4.59%
Class D		24.58%	0.82%	1.30%	3.11%	04/08/98
Institutional Class		25.05%	1.23%	1.70%	9.34%	03/08/91
Administrative Class		24.83%	0.97%	1.48%	6.99%	07/31/96
Class P		25.06%	—	—	0.50%	07/07/08
Class R		24.24%	0.57%	—	5.93%	12/31/02
Russell 1000® Growth Index[7]		29.43%	5.55%	2.15%	9.28%	03/08/91	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
*	The Fund changed its fiscal year end from June 30 to May 31 in 2011.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real Estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Capital Appreciation Fund

Fund Snapshots

May 31, 2011

Portfolio Breakdown

Industry	Managers Cadence Capital Appreciation Fund**	Russell 1000® Growth Index
Information Technology	31.9%	30.2%
Consumer Discretionary	13.6%	14.5%
Health Care	12.5%	9.9%
Consumer Staples	10.1%	9.9%
Industrials	9.6%	13.3%
Energy	9.5%	11.4%
Materials	5.0%	5.1%
Financials	4.1%	4.8%
Telecommunication Services	1.2%	0.8%
Utilities	0.0%	0.1%
Other Assets and Liabilities	2.5%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.*	4.1%
International Business Machines Corp.*	2.6
Oracle Corp.*	2.3
Exxon Mobil Corp.	2.2
Google, Inc.*	2.2
QUALCOMM, Inc.	2.0
McDonald’s Corp.	1.6
Phillip Morris International, Inc.	1.6
EMC Corp.	1.5
Coco-Cola Co., The	1.5

Top Ten as a Group	21.6%

*	Top Ten Holding at December 31, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a special security should not be considered a recommendation to buy or solicitation to sell that security. Special securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments

May 31, 2011

	Shares	Value
Common Stocks - 97.5%
Consumer Discretionary - 13.6%
Amazon.com, Inc.*	52,620	$10,349,828
Coach, Inc.	147,500	9,389,850
DIRECTV, Class A*	219,890	11,051,671
Ford Motor Co.*	660,720	9,857,942
Johnson Controls, Inc.	243,216	9,631,354
McDonald’s Corp.	159,640	13,017,046
Nike, Inc.	114,290	9,651,791
Starbucks Corp.	290,060	10,671,307
Starwood Hotels & Resorts Worldwide, Inc.	151,580	9,243,348
TJX Cos., Inc., The	191,590	10,158,102
Walt Disney Co., The	238,770	9,939,995
Total Consumer Discretionary		112,962,234
Consumer Staples - 10.1%
Brown-Forman Corp., Class B	116,910	8,473,637
Coca-Cola Co., The	184,200	12,306,402
Costco Wholesale Corp.	132,970	10,967,366
Estee Lauder Co., Class A	105,530	10,817,880
H.J. Heinz Co.	163,970	9,005,232
Hershey Foods Corp.	178,470	9,946,133
Philip Morris International, Inc.	180,240	12,932,220
Whole Foods Market, Inc.	157,150	9,611,294
Total Consumer Staples		84,060,164
Energy - 9.5%
Baker Hughes, Inc.	137,590	10,172,029
Chevron Corp.	105,270	11,043,876
Exxon Mobil Corp.	224,020	18,698,949
Hess Corp.	51,020	4,032,110
Marathon Oil Corp.	193,070	10,458,602
National Oilwell Varco, Inc.	99,490	7,220,984
Occidental Petroleum Corp.	95,960	10,349,286
Peabody Energy Corp.	113,130	6,941,657
Total Energy		78,917,493
Financials - 4.1%
American Express Co.	128,500	6,630,600
Ameriprise Financial, Inc.	155,550	9,524,327
Metlife, Inc.	220,720	9,733,752
Morgan Stanley Co.	329,420	7,958,787
Total Financials		33,847,466
Health Care - 12.5%
Allergan, Inc.	109,810	9,084,581
Baxter International, Inc.	178,200	10,606,464
Cardinal Health, Inc.	255,140	11,588,459
CareFusion Corp.*	288,250	8,353,485
CR Bard, Inc.	101,940	11,394,853
Laboratory Corp. of America Holdings*	110,200	11,111,466
Mylan Laboratories, Inc.*	434,810	10,237,602
Stryker Corp.	165,880	10,350,912
Varian Medical Systems, Inc.*	150,065	10,135,390
Waters Corp.*	116,540	11,486,182
Total Health Care		104,349,394
Industrials - 9.6%
Cooper Industries PLC	142,980	8,986,293
Deere & Co.	116,540	10,031,763
Dover Corp.	158,850	10,679,485
Goodrich Corp.	106,680	9,312,097
Joy Global, Inc.	109,532	9,819,544
Norfolk Southern Corp.	153,400	11,245,754
Stericycle, Inc.*	113,530	10,114,388
United Parcel Service, Inc., Class B	135,040	9,924,090
Total Industrials		80,113,414
Information Technology - 31.9%
Accenture PLC, Class A	193,720	11,117,591
Apple, Inc.*	98,820	34,372,561
Applied Materials, Inc.	609,580	8,400,012
Autodesk, Inc.*	240,850	10,351,733
Avago Technologies, Ltd.	229,610	7,758,522
BMC Software, Inc.*	203,010	11,334,048
Citrix Systems, Inc.*	90,150	7,898,943
Cognizant Technology Solutions Corp.*	129,950	9,881,398
Dell, Inc.*	629,590	10,123,807
eBay, Inc.*	317,600	9,899,592
EMC Corp.*	434,120	12,359,396
Google, Inc.*	35,160	18,600,343
International Business Machines Corp.	128,280	21,670,340
Intuit, Inc.*	124,700	6,730,059
Juniper Networks, Inc.*	233,280	8,540,381
KLA-Tencor Corp.	232,760	10,031,956
NetApp, Inc.*	137,550	7,533,614

The accompanying notes are an integral part of these financial statements.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 31.9% (continued)
Oracle Corp.	569,560	$19,490,343
QUALCOMM, Inc.	276,960	16,227,086
Teradata Corp.*	81,630	4,554,138
Visa, Inc., Class A	134,930	10,937,426
Western Digital Corp.*	228,150	8,361,698
Total Information Technology		266,174,987
Materials - 5.0%
Cliffs Natural Resources, Inc.	46,300	4,199,410
E.I. du Pont de Nemours & Co.	190,080	10,131,264
Freeport McMoRan Copper & Gold, Inc., Class B	178,542	9,219,909
Mosaic Co., The	134,070	9,498,860
PPG Industries, Inc.	98,420	8,729,854
Total Materials		41,779,297
Telecommunication Services - 1.2%
American Tower Corp., Class A*	182,030	10,099,024
Total Common Stocks (cost $651,340,654)		812,303,473
Short-Term Investments - 4.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10% (cost $33,308,617)	33,308,617	33,308,617
Total Investments - 101.5% (cost $684,649,271)		845,612,090
Other Assets, less Liabilities - (1.5)%		(12,227,468)
Net Assets - 100.0%		$833,384,622

The accompanying notes are an integral part of these financial statements.

Managers Cadence Focused Growth Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended May 31, 2011, the Managers Cadence Focused Growth Fund’s (the “Fund”) Institutional Class returned 26.98%, underperforming the 29.43% return of the Russell 1000® Growth Index.

The trailing 12-month period was a strong one for stocks in general, with major averages posting double-digit returns. The Russell 1000® Index gained 26.8%, while the Russell Midcap® and Russell 2000® Indices advanced 32.6% and 29.8%, respectively. Growth-style indices outperformed their value counterparts overall, with the Russell 1000® Growth, Russell Midcap® Growth and Russell 2000® Growth Indices returning 29.4%, 36.3%, and 36.8%, respectively.

U.S. corporate earnings continued to improve over the 12-month period, first with effective cost-cutting measures and later with productivity enhancements. Perhaps most importantly for active stock pickers, at times, investors seemed to finally focus on company fundamentals—rewarding stocks with above-average earnings growth and reasonable valuations—rather than discounting stocks on a wholesale basis in reaction to distressing macroeconomic events.

What the strong equity market returns don’t show, however, is the wild ride investors took to get there. While the Great Recession formally ended in June 2009, the U.S. recovery has been sluggish, and the economic environment has been difficult for investors, businesses and individuals alike. Unemployment has remained stubbornly high, concerns about credit markets have yet to be resolved, and the critical housing sector has yet to return to growth. Indeed, it has been hard to tell at times whether the economy was in fact recovering at all.

If anyone needed yet more proof of the near-impossibility of successfully timing the market, they got it over the last 12 months with the U.S. equity market experiencing several ups and downs. The causes were varied: fears of sovereign debt default in Europe and a double-dip recession in the United States, slowing growth in China, and concern that the policy responses in each of these regions would fail to ensure the emergence of a self-reinforcing, global economic recovery. Lately, the greatest local concerns have been continued weakness in the housing market, high unemployment, four-dollar-per-gallon gas prices and dangerous weather patterns that have caused state-of-emergencies in several areas.

Abroad, the backdrop of events has been nothing short of astounding. In a mere six months, the world was rocked by events ranging from the historic uprisings in the Middle East and the resultant spike in the price of oil; to the horrific natural and nuclear disasters in Japan; to the death of Osama bin Laden. Despite all this, the U.S. market proved to be generally resilient, posting some of the best returns investors have seen since 1999.

After the major benchmarks peaked at the end of April, however, they began to correct in May. The about-face reflects growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2) and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over sovereign debt, and economic and social instability in Greece are adding to the fears. Even if the U.S. does not double dip into a recession (which we don’t believe it will), a modest 2% growth rate will likely continue to feel recessionary to many Americans.

Against this backdrop, the Fund generated a strong absolute return, but lagged its primary benchmark, the Russell 1000® Growth Index, by roughly 250 basis points. The Fund’s underperformance is attributable to a combination of poor stock selection and sector weightings.

The Fund’s health care, materials and financials holdings detracted most from performance. Within health care, information technology concern McKesson Corp. (+11.7%), biopharmaceutical company Gilead Sciences, Inc. (+7.2%) and global pharmaceutical leader Abbott Laboratories (+0.7%) detracted from overall return. The Financial sector was negatively impacted by diversified financial services companies Morgan Stanley Co. (+20.2%) and investment management organization Blackrock, Inc. (+14.1%). From a sector standpoint, the Fund’s overweights to health care and telecomm detracted from results.

Three economically sensitive sectors—energy, materials and industrials—had significant impact on returns. The Fund’s energy holdings returned 46.20% for the period, led by strong gains in SM Energy Co. (+78.8%), an exploration and production company focused on natural gas and crude oil, and Alpha Natural Resources, Inc. (+42.8%), a leading producer of coal. The Fund’s materials holdings returned 20.5%, driven primarily by E.I. du Pont de Nemours & Co. which gained 52.4% over the 12-month period.

Managers Cadence Focused Growth Fund

Investment Manager’s Comments (continued)

Industrials gained 28.8% overall, benefiting from healthy gains in Joy Global, Inc. (+77.6%), a leader in mining equipment and services, and SPX Corp. (+29%), a global manufacturer and supplier of industrial equipment.

LOOKING FORWARD

Going forward, we at Cadence believe there is still cause to be cautiously optimistic for the second half of the year. While the market is pricing in an economic slowdown, we are constructive on the prospects of our individual holdings. In this world of low but rising inflation, improving economic growth and still historically low interest rates, we believe our Fund will perform well as investors continue to focus more on company fundamentals rather than macro concerns. In particular, our investments in the energy, materials and industrials sectors should benefit most from rising inflation.

We believe the greatest challenge is the extraordinary short-term price volatility and sector rotation, as the market continues to reassess the evolving economic landscape. Longer term, an important concern is the issue of companies’ potential profit margin compression. With economic conditions improving and measures of corporate profit margins at historically high levels, companies will have to start adding to their labor force. While the creation of jobs is good news, it also creates a challenge: adding resources to meet demand. Adding to this challenge are the high costs of production in areas such as energy and metals. For these reasons, a company’s ability to raise prices is a key component of our investment framework for 2011.

Specifically, we are buying more companies that can manage rising cost inputs by increasing prices and/or controlling costs. In particular, we are attracted to companies with specialized or scarce products that can raise prices most easily. We are also focusing on companies that generate significant free cash flow, because they are more able to self-fund their growth and return cash to shareholders in the form of increased dividends and share buybacks. In the long run, strong free cash flow could prove to be even more attractive as it would mitigate the effect of future high interest rates.

In summary, we will continue to seek the right balance between playing offense and defense in the Fund. We will invest in companies that should benefit from global economic expansion but balance them with holdings in defensive sectors such as health care and consumer staples that may act as anchors. Through it all, you can be confident that we will stick to the investment discipline that has seen Cadence clients through challenges and opportunities since 1988.

This commentary reflects the viewpoints of Cadence Capital Management, LLC. The viewpoints and performance figures are based on a 12-month period ending May 31, 2011. The following financial statements presented in this report represent the Fund’s actual 11-month fiscal period from July 1, 2010, to May 31, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Focused Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers Cadence Focused Growth Fund’s Institutional Class on May 31, 2001, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Focused Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for Managers Cadence Focused Growth Fund since inception through May 31, 2011, and the Russell 1000® Growth Index for the same time period.

		Average Annual Total Returns[1]
		One	Five	Ten	Since	Inception
		Year	Years	Years	Inception	Date
Managers Cadence Focused Growth Fund 2,3,4,5,6,*
Class A	No Load	26.55%	—	—	0.66%	07/05/06
Class A	With Load	19.26%	—	—	(0.55)%
Class C	No Load	25.47%	—	—	(0.11)%	07/05/06
Class C	With Load	24.47%	—	—	(0.11)%
Class D		26.55%	—	—	1.04%	07/05/06
Institutional Class		26.98%	0.73%	2.02%	0.89%	08/31/99
Administrative Class		27.30%	—	—	1.31%	09/15/06
Class P		26.91%	—	—	0.47%	07/07/08
Russell 1000® Growth Index[7]		29.43%	5.55%	2.15%	0.27%	08/31/99	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
*	The Fund changed its fiscal year end from June 30 to May 31 in 2011.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Focused Growth Fund

Fund Snapshots

May 31, 2011

Portfolio Breakdown

Industry	Managers Cadence Focused Growth Fund**	Russell 1000® Growth Index
Information Technology	29.3%	30.2%
Consumer Discretionary	15.0%	14.5%
Health Care	13.2%	9.9%
Consumer Staples	12.8%	9.9%
Industrials	10.2%	13.3%
Energy	7.5%	11.4%
Financials	4.4%	4.8%
Materials	4.1%	5.1%
Telecommunication Services	2.4%	0.8%
Utilities	0.0%	0.1%
Other Assets and Liabilities	1.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.*	4.7%
EMC Corp.	2.9
Waters Corp.	2.9
Cardinal Heatlh, Inc.	2.8
QUALCOMM, Inc.	2.8
Exxon Mobil Corp.*	2.7
SPX Corp.	2.7
Phillip Morris International, Inc.	2.7
Marathon Oil Corp.	2.7
United Parcel Service, Inc., Class B*	2.6

Top Ten as a Group	29.5%

*	Top Ten Holding at December 31, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Focused Growth Fund

Schedule of Portfolio Investments

May 31, 2011

	Shares	Value
Common Stocks - 98.9%
Consumer Discretionary - 15.0%
Amazon.com, Inc.*	2,330	$458,288
DIRECTV, Class A*	9,510	477,973
McDonald’s Corp.	5,860	477,824
Nike, Inc.	5,490	463,631
Starbucks Corp.	12,550	461,714
TJX Cos., Inc., The	8,870	470,287
Total Consumer Discretionary		2,809,717
Consumer Staples - 12.8%
Coca-Cola Co., The	7,210	481,700
Estee Lauder Co., Class A	4,790	491,023
Hershey Foods Corp.	8,580	478,163
Philip Morris International, Inc.	6,980	500,815
Whole Foods Market, Inc.	7,250	443,410
Total Consumer Staples		2,395,111
Energy - 7.5%
Alpha Natural Resources, Inc.*	6,940	380,243
Exxon Mobil Corp.	6,140	512,506
Marathon Oil Corp.	9,230	499,989
Total Energy		1,392,738
Financials - 4.4%
Ameriprise Financial, Inc.	7,220	442,081
Morgan Stanley Co.	15,550	375,688
Total Financials		817,769
Health Care - 13.2%
Allergan, Inc.	5,870	485,625
Cardinal Health, Inc.	11,530	523,693
Laboratory Corp. of America Holdings*	4,220	425,503
Stryker Corp.	7,810	487,344
Waters Corp.*	5,470	539,123
Total Health Care		2,461,288
Industrials - 10.2%
Deere & Co.	5,430	467,414
Joy Global, Inc.	4,940	442,871
SPX Corp.	6,060	502,435
United Parcel Service, Inc., Class B	6,770	497,527
Total Industrials		1,910,247
Information Technology - 29.3%
Apple, Inc.*	2,500	869,575
Applied Materials, Inc.	28,640	394,659
Citrix Systems, Inc.*	5,220	457,376
eBay, Inc.*	13,890	432,951
EMC Corp.*	18,970	540,076
Google, Inc.*	790	417,926
International Business Machines Corp.	2,830	478,072
Juniper Networks, Inc.*	10,660	390,263
NetApp, Inc.*	9,070	496,764
Oracle Corp.	14,060	481,133
QUALCOMM, Inc.	8,870	519,693
Total Information Technology		5,478,488
Materials - 4.1%
E.I. du Pont de Nemours & Co.	7,210	384,293
Mosaic Co., The	5,380	381,173
Total Materials		765,466
Telecommunication Services - 2.4%
American Tower Corp., Class A*	8,040	446,059
Total Common Stocks (cost $15,287,024)		18,476,883
Short-Term Investments - 2.1%[1]
Dreyfus Cash Management Fund, Institutional
Class Shares, 0.10% (cost $385,022)	385,022	385,022
Total Investments - 101.0%
(cost $15,672,046)		18,861,905
Other Assets, less Liabilities - (1.0)%		(189,757)
Net Assets - 100.0%		$18,672,148

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended May 31, 2011, the Managers Cadence Mid-Cap Fund’s (the “Fund”) Institutional Class returned 35.47%, slightly underperforming the 36.31% return of the Russell Midcap® Growth Index.

The trailing 12-month period was a strong one for stocks in general, with major averages posting double-digit returns. The Russell 1000® Index gained 26.8%, while the Russell Midcap® and Russell 2000® Indices advanced 32.6% and 29.8%, respectively. Growth-style indices outperformed their value counterparts overall, with the Russell 1000® Growth, Russell Midcap® Growth and Russell 2000® Growth Indices returning 29.4%, 36.3%, and 36.8%, respectively.

U.S. corporate earnings continued to improve over the 12-month period, first with effective cost-cutting measures and later with productivity enhancements. Perhaps most importantly for active stock pickers, at times, investors seemed to finally focus on company fundamentals—rewarding stocks with above-average earnings growth and reasonable valuations—rather than discounting stocks on a wholesale basis in reaction to distressing macroeconomic events.

What the strong equity market returns don’t show, however, is the wild ride investors took to get there. While the Great Recession formally ended in June 2009, the U.S. recovery has been sluggish, and the economic environment has been difficult for investors, businesses and individuals alike. Unemployment has remained stubbornly high, concerns about credit markets have yet to be resolved, and the critical housing sector has yet to return to growth. Indeed, it has been hard to tell at times whether the economy was in fact recovering at all.

If anyone needed yet more proof of the near-impossibility of successfully timing the market, they got it over the last 12 months with the U.S. equity market experiencing several ups and downs. The causes were varied: fears of sovereign debt default in Europe and a double-dip recession in the United States, slowing growth in China and concern that the policy responses in each of these regions would fail to ensure the emergence of a self-reinforcing, global economic recovery. Lately, the greatest local concerns have been continued weakness in the housing market, high unemployment, four-dollar-per-gallon gas prices, and dangerous weather patterns that have caused state-of-emergencies in several areas.

Abroad, the backdrop of events has been nothing short of astounding. In a mere six months, the world was rocked by events ranging from the historic uprisings in the Middle East and the resultant spike in the price of oil; to the horrific natural and nuclear disasters in Japan; to the death of Osama bin Laden. Despite all this, the U.S. market proved to be generally resilient, posting some of the best returns investors have seen since 1999.

After the major benchmarks peaked at the end of April, however, they began to correct in May. The about-face reflects growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2) and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over sovereign debt, and economic and social instability in Greece are adding to the fears. Even if the U.S. does not double dip into a recession (which we don’t believe it will), a modest 2% growth rate will likely continue to feel recessionary to many Americans.

Against this backdrop, the Fund generated a very strong absolute return, but lagged its primary benchmark, the Russell Midcap® Growth Index, by roughly 90 basis points. The Fund’s modest underperformance is most attributable to its small cash position as mid-cap growth stocks were up sharply. Otherwise the Fund benefited from strong performance in industrials and energy. Strength in those sectors was entirely offset by weakness in consumer discretionary, materials and financials. Excluding the cash drag, portfolio weightings did not meaningfully impact performance.

The Fund’s industrials and energy holdings were the greatest positive contributors to relative performance over the period. Our energy holdings climbed 62.3%, led by gains in Alpha Natural Resources, Inc. (+42.8%), a leading producer of coal, and SM Energy Co. (+54.1%), an exploration and production company focused on natural gas and crude oil.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments (continued)

The Fund’s industrials holdings returned 41.7% for the period. Several companies posted high double-digit returns over the year, including WABCO Holdings, Inc. (+92.0%), a leader in automotive technology and safety systems, and HIS, Inc., Class A (+69.5%), a provider of information and analysis to industrial companies.

While the Fund’s materials, consumer discretionary and financials holdings all posted positive returns on average for the period, they lagged the benchmark on a relative basis. Specialty chemical company Ashland, Inc. (-7.6%) and Titanium Metals Corp. (-15.4%) detracted from the materials sector, while used car retailer CarMax, Inc. (-25.8%) and major appliance manufacturer Whirlpool Corp. (-28.0%) dragged down consumer discretionary stocks. Disappointing relative performance in financials was due in part to losses in investment banking firm Greenhill & Co., Inc. (-25.2%) and insurance provider Genworth Financial, Inc., Class A (-30.5%).

LOOKING FORWARD

Going forward, we at Cadence believe there is still cause to be cautiously optimistic for the second half of the year. While the market is pricing in an economic slowdown, we are constructive on the prospects of our individual holdings. In this world of low but rising inflation, improving economic growth and still historically low interest rates, we believe our Fund will perform well as investors continue to focus more on company fundamentals rather than macro concerns. In particular, our investments in the energy, materials and industrials sectors should benefit most from rising inflation.

We believe the greatest challenge is the extraordinary short-term price volatility and sector rotation, as the market continues to reassess the evolving economic landscape. Longer term, an important concern is the issue of companies’ potential profit margin compression. With economic conditions improving and measures of corporate profit margins at historically high levels, companies will have to start adding to their labor force. While the creation of jobs is good news, it also creates a challenge: adding resources to meet demand. Adding to this challenge are the high costs of production in areas such as energy and metals. For these reasons, a company’s ability to raise prices is a key component of our investment framework for 2011.

Specifically, we are buying more companies that can manage rising cost inputs by increasing prices and/or controlling costs. In particular, we are attracted to companies with specialized or scarce products that can raise prices most easily. We are also focusing on companies that generate significant free cash flow, because they are more able to self-fund their growth and return cash to shareholders in the form of increased dividends and share buybacks. In the long run, strong free cash flow could prove to be even more attractive as it would mitigate the effect of future high interest rates.

In summary, we will continue to seek the right balance between playing offense and defense in the Fund. We will invest in companies that should benefit from global economic expansion but balance them with holdings in defensive sectors such as health care and consumer staples that may act as anchors. Through it all, you can be confident that we will stick to the investment discipline that has seen Cadence clients through challenges and opportunities since 1988.

This commentary reflects the viewpoints of Cadence Capital Management, LLC. The viewpoints and performance figures are based on a 12-month period ending May 31, 2011. The following financial statements presented in this report represent the Fund’s actual 11-month fiscal period from July 1, 2010, to May 31, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Mid-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell Midcap® Growth Index is a market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers Cadence Mid-Cap Fund’s Institutional Class on May 31, 2001, compared to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for Managers Cadence Mid-Cap Fund since inception through May 31, 2011, and the Russell Midcap® Growth Index for the same time period.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years	Since Inception	Inception Date

Managers Cadence Mid-Cap Fund2,3,4,5,*
Class A	No Load	34.90%	3.35%	4.11%	7.35%	01/13/97
Class A	With Load	27.15%	2.13%	3.50%	6.91%
Class B	No Load	33.93%	2.58%	3.33%	6.55%	01/13/97
Class B	With Load	28.93%	2.25%	3.33%	6.55%
Class C	No Load	33.91%	2.57%	3.33%	6.55%	01/13/97
Class C	With Load	32.91%	2.57%	3.33%	6.55%
Class D		34.87%	3.34%	4.12%	5.36%	04/08/98
Institutional Class		35.47%	3.76%	4.52%	10.40%	08/26/91
Administrative Class		35.16%	3.51%	4.25%	10.21%	11/30/94
Class P		35.31%	—	—	3.11%	07/07/08
Class R		34.62%	3.09%	—	9.12%	12/31/02
Russell Midcap® Growth Index[6]		36.31%	6.54%	5.70%	— [7]	08/26/91	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
*	The Fund changed its fiscal year end from June 30 to May 31 in 2011.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[7]	Since the Russell Midcap® Growth Index’s inception date of June 1, 1995, the average annual total return for the index was 6.95%.

The Russell Midcap® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Mid-Cap Fund

Fund Snapshots

May 31, 2011

Portfolio Breakdown

[LOGO TO COME]

Industry	Managers Cadence Mid-Cap Fund**	Russell Midcap® Growth Index
Information Technology	22.4%	22.9%
Consumer Discretionary	18.1%	20.4%
Industrials	15.0%	15.4%
Health Care	11.8%	13.6%
Energy	7.8%	5.9%
Consumer Staples	7.6%	5.6%
Materials	7.0%	7.1%
Financials	4.8%	7.1%
Utilities	1.3%	0.3%
Telecommunication Services	1.2%	1.7%
Other Assets and Liabilities	3.0%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Hansen Natural Corp.	1.5%
F5 Networks, Inc.	1.4
Cooper Companies, Inc., The	1.4
Estee Lauder Co., Class A	1.4
AmerisourceBergen Corp.	1.4
CR Bard, Inc.	1.3
Atmel Corp.	1.3
Wyndham Worldwide Corp.	1.3
CF Industries Holdings, Inc.	1.3
MICROS Systems, Inc.	1.3

Top Ten as a Group	13.6%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments

May 31, 2011

	Shares	Value
Common Stocks - 97.0%
Consumer Discretionary - 18.1%
Abercrombie & Fitch Co.	107,500	$8,145,275
Carmax, Inc.*	226,520	6,718,583
Coach, Inc.	135,410	8,620,201
Darden Restaurants, Inc.	141,880	7,186,222
Gentex Corp.	247,840	7,274,104
Interpublic Group of Companies, Inc.	648,690	7,738,872
Lear Corp.	134,220	6,821,060
Limited Brands, Inc.	188,990	7,552,040
Panera Bread Co., Class A*	58,160	7,271,745
PetSmart, Inc.	185,710	8,412,663
Polo Ralph Lauren Corp.	68,150	8,639,376
SIRIUS XM Radio, Inc.*	3,495,960	8,215,506
Tractor Supply Co.	121,800	7,692,888
Williams-Sonoma, Inc.	182,420	7,141,743
Wyndham Worldwide Corp.	256,350	8,923,543
Wynn Resorts, Ltd.	46,750	6,849,810
Total Consumer Discretionary		123,203,631
Consumer Staples - 7.6%
Estee Lauder Co., Class A	91,320	9,361,213
H.J. Heinz Co.	157,270	8,637,268
Hansen Natural Corp.*	138,010	9,888,417
Herbalife, Ltd.	151,470	8,524,732
McCormick & Co., Inc.	157,480	7,903,921
Whole Foods Market, Inc.	124,120	7,591,179
Total Consumer Staples		51,906,730
Energy - 7.8%
Alpha Natural Resources, Inc.*	128,530	7,042,159
Cimarex Energy Co.	87,890	8,431,288
Core Laboratories, N.V.	80,670	8,284,002
FMC Technologies, Inc.*	144,230	6,436,985
Holly Corp.	108,990	6,791,167
Oil States International, Inc.*	84,630	6,690,001
St. Mary Land & Exploration Co.	46,490	3,091,120
Whiting Petroleum Corp.*	95,060	6,378,526
Total Energy		53,145,248
Financials - 4.8%
Ameriprise Financial, Inc.	125,490	7,683,753
CB Richard Ellis Group, Inc.*	325,810	8,611,158
Greenhill & Co., Inc.	87,790	4,886,391
Huntington Bancshares, Inc.	509,450	3,362,370
Marsh & McLennan Co., Inc.	264,780	8,120,803
Total Financials		32,664,475
Health Care - 11.8%
AmerisourceBergen Corp.	227,070	9,359,825
CareFusion Corp.*	259,490	7,520,020
Cooper Companies, Inc., The	126,200	9,453,642
CR Bard, Inc.	81,170	9,073,183
Hill-Rom Holdings, Inc.	182,210	8,316,064
Illumina, Inc.*	113,250	8,163,060
Intuitive Surgical, Inc.*	21,800	7,608,200
Mylan Laboratories, Inc.*	329,560	7,759,490
Pharmaceutical Product Development, Inc.	241,570	6,969,295
Varian Medical Systems, Inc.*	88,720	5,992,149
Total Health Care		80,214,928
Industrials - 15.0%
Cummins, Inc.	71,130	7,485,721
Eaton Corp.	158,080	8,167,994
Hubbell, Inc., Class B	124,480	8,235,597
IHS, Inc., Class A*	92,580	8,121,118
Kirby Corp.*	144,770	8,319,932
Pall Corp.	116,600	6,541,260
Rockwell Automation, Inc.	94,170	7,826,469
Roper Industries, Inc.	103,250	8,618,277
SPX Corp.	104,670	8,678,190
Thomas & Betts Corp.*	149,350	8,176,911
United Continental Holdings, Inc.*	328,050	7,922,408
Valmont Industries, Inc.	69,050	6,920,191
Waste Connections, Inc.	230,710	7,253,522
Total Industrials		102,267,590
Information Technology - 22.4%
Akamai Technologies, Inc.*	97,800	3,318,843
Amphenol Corp., Class A	110,537	5,975,630
Analog Devices, Inc.	194,040	7,988,627
Atmel Corp.*	601,890	9,040,388
Avago Technologies, Ltd.	202,200	6,832,338
F5 Networks, Inc.*	85,460	9,706,547
Factset Research Systems, Inc.	64,800	7,183,728
Gartner, Inc.*	186,080	7,262,702

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 22.4% (continued)
Informatica Corp.*	59,970	$3,517,840
Intuit, Inc.*	141,950	7,661,042
Microchip Technology, Inc.	220,090	8,700,158
MICROS Systems, Inc.*	171,390	8,751,173
NetApp, Inc.*	147,060	8,054,476
Red Hat, Inc.*	187,360	8,168,896
SanDisk Corp.*	74,340	3,532,637
Synopsys, Inc.*	274,200	7,496,628
Teradata Corp.*	131,090	7,313,511
Trimble Navigation, Ltd.*	187,380	8,186,632
WebMD Health Corp.*	156,300	7,452,384
Western Digital Corp.*	223,670	8,197,506
Zebra Technologies Corp.*	178,260	7,923,657
Total Information Technology		152,265,343
Materials - 7.0%
Allegheny Technologies, Inc.	110,380	7,395,460
CF Industries Holdings, Inc.	57,410	8,828,510
Crown Holdings, Inc.*	203,060	8,246,266
Scotts Miracle-Gro Co., The, Class A	129,940	7,497,538
Titanium Metals Corp.*	448,190	8,394,599
Valspar Corp., The	196,770	7,569,742
Total Materials		47,932,115
Telecommunication Services - 1.2%
MetroPCS Communications, Inc.*	467,260	8,363,954
Utilities - 1.3%
ITC Holdings Corp.	119,690	8,652,390
Total Common Stocks (cost $515,399,817)		660,616,404
Short-Term Investments - 5.4%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10% (cost $ 36,944,143)	36,944,143	36,944,143
Total Investments - 102.4% (cost $ 552,343,960)		697,560,547
Other Assets, less Liabilities - (2.4)%		(16,035,614)
Net Assets - 100.0%		$681,524,933

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended May 31, 2011, the Managers Cadence Emerging Companies Fund’s (the “Fund”) Institutional Class returned 49.20%, significantly outperforming the 34.69% return of the Russell Microcap® Growth Index.

The trailing 12-month period was a strong one for stocks in general, with major averages posting double-digit returns. The Russell 1000® Index gained 26.8%, while the Russell Midcap® and Russell 2000® Indices advanced 32.6% and 29.8%, respectively. Growth-style indices outperformed their value counterparts overall, with the Russell 1000® Growth, Russell Midcap® Growth and Russell 2000® Growth Indices returning 29.4%, 36.3%, and 36.8%, respectively.

U.S. corporate earnings continued to improve over the 12-month period, first with effective cost-cutting measures and later with productivity enhancements. Perhaps most importantly for active stock pickers, at times, investors seemed to finally focus on company fundamentals—rewarding stocks with above-average earnings growth and reasonable valuations—rather than discounting stocks on a wholesale basis in reaction to distressing macroeconomic events. What the strong equity market returns don’t show, however, is the wild ride investors took to get there. While the Great Recession formally ended in June 2009, the U.S. recovery has been sluggish, and the economic environment has been difficult for investors, businesses and individuals alike. Unemployment has remained stubbornly high, concerns about credit markets have yet to be resolved, and the critical housing sector has yet to return to growth. Indeed, it has been hard to tell at times whether the economy was in fact recovering at all.

If anyone needed yet more proof of the near impossibility of successfully timing the market, they got it over the last 12 months with the U.S. equity market experiencing several ups and downs. The causes were varied: fears of sovereign debt default in Europe and a double-dip recession in the United States, slowing growth in China, and concern that the policy responses in each of these regions would fail to ensure the emergence of a self-reinforcing, global economic recovery. Lately, the greatest local concerns have been continued weakness in the housing market, high unemployment, four-dollar-per-gallon gas prices and dangerous weather patterns that have caused state-of-emergencies in several areas.

Abroad, the backdrop of events has been nothing short of astounding. In a mere six months, the world was rocked by events ranging from the historic uprisings in the Middle East and the resultant spike in the price of oil; to the horrific natural and nuclear disasters in Japan; to the death of Osama bin Laden. Despite all this, the U.S. market proved to be generally resilient, posting some of the best returns investors have seen since 1999.

After the major benchmarks peaked at the end of April, however, they began to correct in May. The about-face reflects growing concern over the Federal Reserve’s withdrawal of its Quantitative Easing policy (QE2) and questions over the U.S. economy’s ability to self-sustain without the cash infusion. Continued social unrest in the Middle East, decelerating growth in China, continued concerns over sovereign debt, and economic and social instability in Greece are adding to the fears. Even if the U.S. does not double dip into a recession (which we don’t believe it will), a modest 2% growth rate will likely continue to feel recessionary to many Americans.

Against this backdrop, the Fund was up almost 50% and markedly outperformed its primary benchmark, the Russell Microcap® Growth Index. The Fund’s strong performance relative to the Russell Microcap® Growth Index is attributable to exceptional stock selection across several sectors. Additionally, an underweight to health care also added value.

The Fund benefited from substantial gains in the information technology sector, which returned 64.1% and represented almost one quarter of the portfolio. Five companies posted triple-digit returns over the 12-month period. These were fiber optic designer and manufacturer Alliance Fiber Optic Products, Inc. (+194.1%), semiconductor manufacturer Amtech Systems, Inc. (+123.4%), software and performance-analysis company OPNET Technologies, Inc. (+158.0%), website builder Web.com Group, Inc. (+109.7%) and online travel site Travelzoo, Inc. (+190.7%).

While an overweight to the health care sector helped performance so did strong performance within the sector. Small health care companies were also significant contributors to overall Fund return, with this sector advancing 37.0% over the 12-month period. Top stocks included health care research provider HealthStream, Inc. (+175.4%), specialty pharmaceutical company Jazz Pharmaceuticals, Inc. (+148.9%) and niche generic pharmaceutical concern Akorn, Inc. (+129.3%).

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments (continued)

The Fund’s industrials and consumer staples holdings were also positive contributors to Fund return, gaining 51.2% and 63.5%, respectively, over the period.

The only sector that did not produce a positive return on average during the 12 months ending May 31, 2011 was utilities, which lost 22.4%. This sector, on average, represented less than 0.5% of the Fund during the fiscal year and only included one stock. Consolidated Water Co. Ltd. (-22.4%) was the lone holding and it struggled during the trailing 12-month period. The Fund’s relative performance was also hurt by the materials sector. A slight underweight hurt performance as did poor performance from Verso Paper Corp. (-22.8%), Wausau Paper Corp. (-21.8%) and Horsehead Holding Corp. (-11.4%). Lastly, the Fund’s small cash position also detracted as micro-cap stocks were up sharply.

LOOKING FORWARD

Going forward, we at Cadence believe there is still cause to be cautiously optimistic for the second half of the year. While the market is pricing in an economic slowdown, we are constructive on the prospects of our individual holdings. In this world of low but rising inflation, improving economic growth and still historically low interest rates, we believe our Fund will perform well as investors continue to focus more on company fundamentals rather than macro concerns. In particular, our investments in the energy, materials and industrials sectors should benefit most from rising inflation.

We believe the greatest challenge is the extraordinary short-term price volatility and sector rotation, as the market continues to reassess the evolving economic landscape. Longer term, an important concern is the issue of companies’ potential profit margin compression. With economic conditions improving and measures of corporate profit margins at historically high levels, companies will have to start adding to their labor force. While the creation of jobs is good news, it also creates a challenge: adding resources to meet demand. Adding to this challenge are the high costs of production in areas such as energy and metals. For these reasons, a company’s ability to raise prices is a key component of our investment framework for 2011.

Specifically, we are buying more companies that can manage rising cost inputs by increasing prices and/or controlling costs. In particular, we are attracted to companies with specialized or scarce products that can raise pricesmost easily. We are also focusing on companies that generate significant free cash flow, because they are more able to self-fund their growth and return cash to shareholders in the form of increased dividends and share buybacks. In the long run, strong free cash flow could prove to be even more attractive as it would mitigate the effect of future high interest rates.

In summary, we will continue to seek the right balance between playing offense and defense in the Fund. We will invest in companies that should benefit from global economic expansion but balance them with holdings in defensive sectors such as health care and consumer staples that may act as anchors. Through it all, you can be confident that we will stick to the investment discipline that has seen Cadence clients through challenges and opportunities since 1988.

This commentary reflects the viewpoints of Cadence Capital Management, LLC. The viewpoints and performance figures are based on a 12-month period ending May 31, 2011. The following financial statements presented in this report represent the Fund’s actual 11-month fiscal period from July 1, 2010, to May 31, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell Microcap® Growth Index measures the performance of the micro-cap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratio and higher forecasted growth values. The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the indices are unmanaged, are not available for investment, and do not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers Cadence Emerging Companies Fund’s Institutional Class on May 31, 2001, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Cadence Emerging Companies Fund since inception through May 31, 2011, and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Cadence Emerging Companies Fund2,3,4,5,*
Institutional Class	49.20%	3.68%	7.74%	11.69%	06/25/93
Administrative Class	48.84%	3.41%	7.47%	9.73%	04/01/96
Russell Microcap® Growth Index[6]	34.69%	2.48%	4.46%	6.25%	06/25/93	†
Russell 2000® Growth Index[7]	36.79%	6.26%	5.14%	6.25%	06/25/93	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
*	The Fund changed its fiscal year end from June 30 to May 31 in 2011.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]

The Russell Microcap® Growth Index measures the performance of the micro-cap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[7]

The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Growth Index is a trademark of Russell Investments. The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Emerging Companies Fund

Fund Snapshots

May 31, 2011

Portfolio Breakdown

Industry	Managers Cadence Emerging Companies Fund**	Russell 2000® Growth Index	Russell Microcap® Growth Index
Information Technology	22.1%	27.9%	27.3%
Health Care	21.9%	19.7%	30.3%
Industrials	19.2%	16.2%	12.5%
Consumer Discretionary	14.1%	16.6%	11.8%
Financials	8.4%	4.9%	4.3%
Energy	4.7%	5.4%	5.0%
Consumer Staples	3.4%	3.1%	2.4%
Materials	3.3%	5.0%	4.5%
Utilities	0.0%	0.1%	0.4%
Telecommunication Services	0.0%	1.1%	1.5%
Other Assets and Liabilities	2.9%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Astronics Corp.	1.5%
Magma Design Automation, Inc.	1.4
Kenexa Corp.	1.4
Ultratech Stepper, Inc.	1.3
Altra Holdings, Inc.	1.3
Amerigon, Inc.	1.3
Radiant Systems, Inc.	1.3
FARO Technologies, Inc.	1.3
Exlservice Holdings, Inc.	1.2
AFC Enterprises, Inc.	1.2

Top Ten as a Group	13.2%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments

May 31, 2011

	Shares	Value
Common Stocks - 97.1%
Consumer Discretionary - 14.1%
AFC Enterprises, Inc.*	51,380	$851,880
Amerigon, Inc.*	55,360	920,637
Caribou Coffee Co., Inc.*	23,930	254,376
Cost Plus, Inc.*	66,530	601,431
Destination Maternity Corp.*	30,040	619,425
G-III Apparel Group, Ltd.*	16,550	710,326
Interclick, Inc.*	111,350	763,861
Krispy Kreme Doughnuts, Inc.*	71,140	597,576
Nexstar Broadcasting Group, Inc., Class A*	89,570	618,033
Oxford Industries, Inc.	21,290	807,956
Perry Ellis International, Inc.*	26,020	811,954
Rick’s Cabaret International, Inc.*	64,320	616,829
Select Comfort Corp.*	39,920	652,293
Shuffle Master, Inc.*	34,660	377,447
Zumiez, Inc.*	20,570	624,917
Total Consumer Discretionary		9,828,941
Consumer Staples - 3.4%
B&G Foods, Inc.	37,930	703,222
Inter Parfums, Inc.	37,030	825,029
National Beverage Corp.	34,770	491,996
Prestige Brands Holdings, Inc.*	27,440	354,250
Total Consumer Staples		2,374,497
Energy - 4.7%
Abraxas Petroleum Corp.*	109,840	483,296
Bolt Technology Corp.*	46,490	637,843
Geokinetics, Inc.*	85,350	746,812
OYO Geospace Corp.*	7,220	655,576
VAALCO Energy, Inc.*	101,080	717,668
Total Energy		3,241,195
Financials - 8.4%
Associated Estates Realty Corp.	42,430	715,370
Calamos Asset Management, Inc., Class A	48,670	729,563
Crawford & Co., Class B	66,450	484,421
Evercore Partners, Inc., Class A	19,410	718,364
FBL Financial Group, Inc., Class A	22,690	720,861
HFF, Inc., Class A*	40,990	669,367
Internet Capital Group, Inc.*	53,190	693,066
Marlin Business Services Corp.*	51,910	641,088
Urstadt Biddle Properties, Inc., Class A	25,920	496,627
Total Financials		5,868,727
Health Care - 21.9%
Akorn, Inc.*	74,430	506,868
Ariad Pharmaceuticals, Inc.*	48,040	416,987
Caliper Life Sciences, Inc.*	77,240	553,811
Cutera, Inc.*	79,470	726,356
Derma Sciences, Inc.*	80,220	804,607
HealthStream, Inc.*	66,170	843,668
iCAD, Inc.*	717,080	810,300
Immunomedics, Inc.*	102,420	452,696
IntegraMed America, Inc.*	82,570	833,957
LeMaitre Vascular, Inc.*	96,240	679,454
MEDTOX Scientific, Inc.*	43,700	738,093
Micromet, Inc.*	75,810	469,264
National Research Corp.	18,860	671,039
Omnicell, Inc.*	49,660	765,261
OraSure Technologies, Inc.*	43,200	372,384
Palomar Medical Technologies, Inc.*	50,950	722,471
SonoSite, Inc.*	22,190	792,405
Synergetics USA, Inc.*	113,400	637,308
Synovis Life Technologies, Inc.*	41,510	728,708
Transcend Services, Inc.*	24,280	646,819
U.S. Physical Therapy, Inc.	26,560	683,654
Vascular Solutions, Inc.*	62,490	824,243
Young Innovations, Inc.	22,320	638,129
Total Health Care		15,318,482
Industrials - 19.2%
A.T. Cross Co., Class A*	57,740	699,809
AAON, Inc.	10,720	361,264
Altra Holdings, Inc.*	35,040	923,304
Astronics Corp.*	39,010	1,045,858
CAI International, Inc.*	29,810	696,362
DXP Enterprises, Inc.*	32,010	829,059
Dynamic Materials Corp.	28,460	640,919
Furmanite Corp.*	86,590	656,352
GP Strategies Corp.*	59,722	827,747
Hurco Companies, Inc.*	26,110	781,472

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 19.2% (continued)
Interface, Inc., Class A	40,040	$770,770
LB Foster Co., Class A	16,570	600,828
NN, Inc.*	47,590	690,531
On Assignment, Inc.*	73,260	818,314
Park-Ohio Holdings Corp.*	29,036	617,305
Quality Distribution, Inc.*	44,158	530,338
Raven Industries, Inc.	13,340	747,040
Tennant Co.	15,140	584,858
Twin Disc, Inc.	18,610	620,830
Total Industrials		13,442,960
Information Technology - 22.1%
Bottomline Technologies, Inc.*	26,940	700,440
Computer Task Group, Inc.*	51,010	684,554
Datalink Corp.*	113,090	816,510
Dice Holdings, Inc.*	46,740	690,350
Exlservice Holdings, Inc.*	36,720	862,186
FARO Technologies, Inc.*	19,530	874,163
Forrester Research, Inc.	20,190	766,008
Kenexa Corp.*	29,430	930,577
Keynote Systems, Inc.	32,700	694,221
Knot, Inc., The*	60,010	615,703
Lecroy Corp.*	51,640	668,222
Magma Design Automation, Inc.*	138,350	965,683
OPNET Technologies, Inc.	14,750	577,757
PDF Solutions, Inc.*	97,200	613,332
Perficient, Inc.*	60,470	674,240
Radiant Systems, Inc.*	43,680	917,280
Stratasys, Inc.*	17,020	599,104
Super Micro Computer, Inc.*	32,340	542,665
Ultratech Stepper, Inc.*	29,270	929,908
Web.com Group, Inc.*	57,050	680,606
Westell Technologies, Inc.*	195,600	670,908
Total Information Technology		15,474,417
Materials - 3.3%
Haynes International, Inc.	14,170	797,346
Horsehead Holding Corp.*	57,440	766,250
Universal Stainless & Alloy Products, Inc.*	20,820	758,056
Total Materials		2,321,652
Total Common Stocks (cost $53,609,842)		67,870,871
Short-Term Investments - 3.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10% (cost $2,089,509)	2,089,509	2,089,509

Total Investments - 100.1% (cost $55,699,351)		69,960,380
Other Assets, less Liabilities - (0.1)%		(31,949)
Net Assets - 100.0%		$69,928,431

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers Cadence Capital Appreciation Fund	$685,319,707	$168,215,123	($7,922,740)	$160,292,383

Managers Cadence Focused Growth Fund	15,738,060	3,508,592	(384,747)	3,123,845

Managers Cadence Mid-Cap Fund	552,637,696	150,399,428	(5,476,577)	144,922,851

Managers Cadence Emerging Companies Fund	56,427,775	14,770,618	(1,238,013)	13,532,605

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the May 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of May 31, 2011: (See Note 1 (a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Captial Appreciation Fund
Investments in Securities
Common Stocks†	$812,303,473	—	—	$812,303,473
Short-Term Investments	33,308,617	—	—	33,308,617

Total Investments in Securities	$845,612,090	—	—	$845,612,090

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Focused Growth Fund
Investments in Securities
Common Stocks†	$18,476,883	—	—	$18,476,883
Short-Term Investments	385,022	—	—	385,022

Total Investments in Securities	$18,861,905	—	—	$18,861,905

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Mid-Cap Fund
Investments in Securities
Common Stocks†	$660,616,404	—	—	$660,616,404
Short-Term Investments	36,944,143	—	—	36,944,143

Total Investments in Securities	$697,560,547	—	—	$697,560,547

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Emerging Companies Fund
Investments in Securities
Common Stocks†	$67,870,871	—	—	$67,870,871
Short-Term Investments	2,089,509	—	—	2,089,509

Total Investments in Securities	$69,960,380	—	—	$69,960,380

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

For the fiscal year ended May 31, 2011, the Funds had no Significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

May 31, 2011

	Managers Cadence Capital Appreciation Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Assets:
Investments at value*	$845,612,090	$18,861,905	$697,560,547	$69,960,380
Receivable for investments sold	7,273,168	—	3,989,292	779,613
Receivable for Fund shares sold	1,537,324	716	572,064	51,300
Dividends, interest and other receivables	1,274,479	33,970	426,024	17,482
Prepaid expenses	77,479	3,438	45,645	1,316
Total assets	855,774,540	18,900,029	702,593,572	70,810,091
Liabilities:
Payable for Fund shares repurchased	13,647,116	175,744	1,831,024	482,638
Payable for investments purchased	7,795,260	—	18,473,237	265,647
Accrued expenses:
Investment management and advisory fees	322,042	3,074	260,457	71,863
Administrative fees	178,912	3,983	144,698	14,622
Distribution Fees - Class A	23,748	789	37,306	N/A
Distribution Fees - Class B	5,308	N/A	8,799	N/A
Distribution Fees - Class C	30,700	1,421	23,287	N/A
Distribution Fees - Class D	72,774	418	3,174	N/A
Distribution Fees - Administrative Class	—	4	—	—
Distribution Fees - Class R	1,675	N/A	9,154	N/A
Other	312,383	42,448	277,503	46,890
Total liabilities	22,389,918	227,881	21,068,639	881,660
Net Assets	$833,384,622	$18,672,148	$681,524,933	$69,928,431
Net Assets Represent:
Paid-in capital	$933,290,532	$26,501,249	$716,824,816	$105,514,499
Undistributed net investment income (loss)	405,641	69,040	—	47,966
Accumulated net realized loss from investments	(261,274,370)	(11,088,000)	(180,516,470)	(49,895,063)
Net unrealized appreciation of investments	160,962,819	3,189,859	145,216,587	14,261,029
Net Assets	$833,384,622	$18,672,148	$681,524,933	$69,928,431
* Investments at cost	$684,649,271	$15,672,046	$552,343,960	$55,699,351

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

May 31, 2011

	Managers Cadence Capital Appreciation Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Class A Shares - Net Assets	$110,902,948	$3,736,921	$174,948,342	N/A
Shares outstanding	6,312,442	416,352	6,654,494	N/A
Net asset value and redemption price per share	$17.57	$8.98	$26.29	N/A
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$18.64	$9.52	$27.89	N/A

Class B Shares - Net Assets	$6,127,968	N/A	$10,203,493	N/A
Shares outstanding	390,107	N/A	440,369	N/A
Net asset value and offering price per share	$15.71	N/A	$23.17	N/A
Class C Shares - Net Assets	$35,880,995	$1,667,370	$27,311,012	N/A
Shares outstanding	2,276,690	189,434	1,177,864	N/A
Net asset value and offering price per share	$15.76	$8.80	$23.19	N/A
Class D Shares - Net Assets	$351,467,065	$1,979,703	$14,974,033	N/A
Shares outstanding	20,292,849	220,906	565,293	N/A
Net asset value, offering and redemption price per share	$17.32	$8.96	$26.49	N/A
Institutional Class Shares - Net Assets	$178,990,422	$11,066,839	$299,908,745	$65,221,942
Shares outstanding	9,813,216	1,219,220	10,756,008	2,792,886
Net asset value, offering and redemption price per share	$18.24	$9.08	$27.88	$23.35
Administrative Class Shares - Net Assets	$143,233,278	$12,008	$129,964,078	$4,706,489
Shares outstanding	8,107,946	1,326	4,836,673	215,078
Net asset value, offering and redemption price per share	$17.67	$9.06	$26.87	$21.88
Class P Shares - Net Assets	$2,858,195	$209,307	$2,967,250	N/A
Shares outstanding	157,418	23,277	106,728	N/A
Net asset value, offering and redemption price per share	$18.16	$8.99	$27.80	N/A
Class R Shares - Net Assets	$3,923,751	N/A	$21,247,980	N/A
Shares outstanding	223,202	N/A	809,435	N/A
Net asset value, offering and redemption price per share	$17.58	N/A	$26.25	N/A

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Managers Cadence Capital Appreciation Fund		Managers Cadence Focused Growth Fund
	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010
Investment Income:
Dividend income	$10,927,182	$12,449,481	$283,203	$851,999
Interest income	400	8,540	—	865
Foreign withholding tax	—	—	—	—
Miscellaneous income	—	186	—	11
Total investment income	10,927,582	12,458,207	283,203	852,875
Expenses:
Investment management and advisory fees	3,530,243	4,153,147	92,503	287,827
Administrative fees	2,104,721	3,044,624	55,831	184,571
Distribution fees - Class A	196,404	—	6,289	—
Distribution fees - Class B	65,228	105,881	N/A	N/A
Distribution fees - Class C	364,293	432,972	14,702	15,633
Distribution fees - Class D	500,383	—	3,118	—
Distribution fees - Administrative Class	116,740	—	10	—
Distribution fees - Class R	15,976	18,287	N/A	N/A
Transfer agent	1,177,864	1,596,699	20,120	20,165
Reports to shareholders	118,623	—	8,674	—
Professional fees	90,216	—	25,212	—
Custodian	66,956	—	7,635	—
Registration fees	42,396	—	24,574	—
Trustees fees and expenses	42,139	103,077	1,221	6,484
Miscellaneous	21,475	35,372	7,582	1,607
Total expenses before offsets	8,453,657	9,490,059	267,471	516,287
Expense reimbursements	(395,154)	—	(75,545)	—
Expense reductions	(25,494)	(166,554)	(1,629)	—
Net expenses	8,033,009	9,323,505	190,297	516,287
Net investment income	2,894,573	3,134,702	92,906	336,588
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	97,122,182	87,941,085	2,855,858	14,309,303
Net change in unrealized appreciation (depreciation) of investments	136,376,505	28,811,634	3,936,822	(2,924,435)
Net realized and unrealized gain	233,498,687	116,752,719	6,792,680	11,384,868
Net increase in net assets resulting from operations	$236,393,260	$119,887,421	$6,885,586	$11,721,456

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Managers Cadence Mid-Cap Fund		Managers Cadence Emerging Companies Fund
	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010
Investment Income:
Dividend income	$6,726,580	$7,560,313	$659,934	$538,960
Interest income	311	4,320	26	808
Foreign withholding tax	(6,374)	—	—	—
Miscellaneous income	—	2,161	—	19
Total investment income	6,720,517	7,566,794	659,960	539,787
Expenses:
Investment management and advisory fees	2,874,006	3,516,673	715,103	964,662
Administrative fees	1,685,422	2,538,234	143,021	216,818
Distribution fees - Class A	297,268	—	N/A	N/A
Distribution fees - Class B	96,429	128,473	N/A	N/A
Distribution fees - Class C	280,969	331,716	N/A	N/A
Distribution fees - Class D	24,419	—	N/A	N/A
Distribution fees - Administrative Class	73,035	—	1,340	—
Distribution fees - Class R	87,573	73,248	N/A	N/A
Transfer agent	777,079	1,113,665	13,796	31,368
Reports to shareholders	96,197	—	13,653	—
Professional fees	94,671	—	30,081	—
Custodian	56,653	—	9,229	—
Registration fees	36,850	—	23,579	—
Trustees fees and expenses	36,173	86,602	3,038	8,536
Miscellaneous	32,427	2,295	5,532	5,266
Total expenses before offsets	6,549,171	7,790,906	958,372	1,226,650
Expense reimbursements	(402,960)	—	(140,302)	(77,173)
Expense reductions	(80,720)	(161,658)	(4,400)	(23,886)
Net expenses	6,065,491	7,629,248	813,670	1,125,591
Net investment income (loss)	655,026	(62,454)	(153,710)	(585,804)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	140,583,056	132,606,154	14,220,407	21,068,670
Net change in unrealized appreciation (depreciation) of investments	116,309,195	(1,819,138)	14,038,159	5,270,056
Net realized and unrealized gain	256,892,251	130,787,016	28,258,566	26,338,726
Net increase in net assets resulting from operations	$257,547,277	$130,724,562	$28,104,856	$25,752,922

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Managers Cadence Capital Appreciation Fund			Managers Cadence Focused Growth Fund
	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2009	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,894,573	$3,134,702	$3,967,495	$92,906	$336,588	$614,954
Net realized gain (loss) on investments	97,122,182	87,941,085	(438,089,358)	2,855,858	14,309,303	(44,721,083)
Capital contribution from Affiliate (See Note 4 of Notes to Financial Statements)	—	—	9,847,503	—	—	—
Net change in unrealized appreciation (depreciation) of investments	136,376,505	28,811,634	(88,156,577)	3,936,822	(2,924,435)	1,347,887
Net increase (decrease) in net assets resulting from operations	236,393,260	119,887,421	(512,430,937)	6,885,586	11,721,456	(42,758,242)
Distributions to Shareholders:
From net investment income:
Class A	(476,286)	(295,140)	(157)	(21,767)	(51,428)	(92)
Class B	—	(23)	(70)	N/A	N/A	N/A
Class C	—	(44)	(174)	—	(6,572)	(314)
Class D	(1,358,363)	(1,113,708)	(84,532)	(12,472)	(19,677)	(6)
Institutional Class	(1,431,683)	(1,805,828)	(611,353)	(163,809)	(485,230)	(307,768)
Administrative Class	(1,052,092)	(1,084,217)	(171,136)	(79)	(115)	(2)
Class P	(20,264)	(51,533)	(17)	(1,850)	(2,860)	(43)
Class R	—	(6)	(9)	N/A	N/A	N/A
From net realized gain on investments:			—
Class A	—	—	—	(110,707)	—	—
Class C	—	—	—	(52,511)	—	—
Class D	—	—	—	(54,534)	—	—
Institutional Class	—	—	—	(550,692)	—	—
Administrative Class	—	—	—	(336)	—	—
Class P	—	—	—	(6,219)	—	—
Total distributions to shareholders	(4,338,688)	(4,350,499)	(867,448)	(974,976)	(565,882)	(308,225)
From Capital Share Transactions:
Proceeds from sale of shares	198,499,649	309,681,375	287,870,704	1,188,182	6,815,491	22,949,546
Reinvestment of dividends and distributions	4,159,200	4,012,522	798,552	900,806	558,664	227,549
Cost of shares repurchased	(364,009,067)	(514,442,034)	(435,699,556)	(11,856,898)	(95,228,271)	(15,689,956)
Net increase (decrease) from capital share transactions	(161,350,218)	(200,748,137)	(147,030,300)	(9,767,910)	(87,854,116)	7,487,139
Total increase (decrease) in net assets	70,704,354	(85,211,215)	(660,328,685)	(3,857,300)	(76,698,542)	(35,579,328)
Net Assets:
Beginning of period	762,680,268	847,891,483	1,508,220,168	22,529,448	99,227,990	134,807,318
End of period	$833,384,622	$762,680,268	$847,891,483	$18,672,148	$22,529,448	$99,227,990
End of period undistributed net investment income	$405,641	$1,921,409	$3,113,077	$69,040	$176,127	$405,422

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Managers Cadence Mid-Cap Fund			Managers Cadence Emerging Companies Fund
	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2009	For the fiscal period from July 1, 2010 to May 31, 2011	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2009
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$655,026	($62,454)	($823,256)	($153,710)	($585,804)	($909,700)
Net realized gain (loss) on investments	140,583,056	132,606,154	(457,229,435)	14,220,407	21,068,700	(62,029,283)
Capital contribution from Affiliate (See Note 4 of Notes to Financial Statements)	—	—	10,539,263	—	—	—
Net change in unrealized appreciation (depreciation) of investments	116,309,195	(1,819,138)	(87,578,300)	14,038,159	(5,270,056)	(4,216,798)
Net increase (decrease) in net assets resulting from operations	257,547,277	130,724,562	(535,091,728)	28,104,856	15,212,840	(67,155,781)
Distributions to Shareholders:
From net investment income:
Class A	(206,078)	—	—	N/A	N/A	N/A
Class B	—	—	—	N/A	N/A	N/A
Class C	—	—	—	N/A	N/A	N/A
Class D	(12,298)	—	—	N/A	N/A	N/A
Institutional Class	(1,262,080)	—	—	—	—	—
Administrative Class	(223,568)	—	—	—	—	—
Class P	(13,056)	—	—	N/A	N/A	N/A
Class R	—	—	—	N/A	N/A	N/A
From net realized gain on investments:
Class A	—	—	—	N/A	N/A	N/A
Class C	—	—	—	N/A	N/A	N/A
Class D	—	—	—	N/A	N/A	N/A
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Class P	—	—	—	N/A	N/A	N/A
Total distributions to shareholders	(1,717,080)	—	—	—	—	—
From Capital Share Transactions:
Proceeds from sale of shares	118,147,528	159,407,898	233,936,267	12,354,565	6,712,589	20,789,592
Reinvestment of dividends and distributions	1,579,885	—	—	—	—	—
Cost of shares repurchased	(362,320,270)	(356,761,266)	(385,290,732)	(27,526,509)	(46,178,201)	(102,641,511)
Net decrease from capital share transactions	(242,592,857)	(197,353,368)	(151,354,465)	(15,171,944)	(39,465,612)	(81,851,919)
Total increase (decrease) in net assets	13,237,340	(66,628,806)	(686,446,193)	12,932,912	(24,252,772)	(149,007,700)
Net Assets:
Beginning of period	668,287,593	734,916,399	1,421,362,592	56,995,519	81,248,291	230,255,991
End of period	$681,524,933	$668,287,593	$734,916,399	$69,928,431	$56,995,519	$81,248,291
End of period undistributed net investment income (loss)	—	$28,215	($75,168)	$47,966	($18,557)	($20,638)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal year ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE CAPITAL APPRECIATION FUND*
Class A	5/31/2011	**	$13.34	$0.04	[3]	$4.26	[3]	$4.30	($0.07)	—	($0.07)
	6/30/2010		11.91	0.03	[3]	1.43	[3]	1.46	(0.03)	—	(0.03)
	6/30/2009		18.14	0.04	[3]	(6.27)[3]		(6.23)	(0.00)#	—	(0.00)#
	6/30/2008		21.00	0.02	[3]	(0.92)[3]		(0.90)	(0.06)	($1.90)	(1.96)
	6/30/2007		19.71	0.04	[3]	2.64	[3]	2.68	(0.02)	(1.37)	(1.39)
	6/30/2006		17.93	0.04	[3]	1.74	[3]	1.78	(0.00)#	—	(0.00)#

Class B	5/31/2011	**	$11.96	$(0.06)[3]		$3.81	[3]	$3.75	—	—	—
	6/30/2010		10.74	(0.06)[3]		1.28	[3]	1.22	($0.00 )#	—	($0.00 )#
	6/30/2009		16.48	(0.06)[3]		(5.68)[3]		(5.74)	(0.00)#	—	(0.00)#
	6/30/2008		19.33	(0.12)[3]		(0.83)[3]		(0.95)	(0.00)#	($1.90)	(1.90)
	6/30/2007		18.35	(0.10)[3]		2.45	[3]	2.35	(0.00)#	(1.37)	(1.37)
	6/30/2006		16.82	(0.10)[3]		1.63	[3]	1.53	(0.00)#	—	(0.00)#

Class C	5/31/2011	**	$12.00	$(0.05)[3]		$3.81	[3]	$3.76	—	—	—
	6/30/2010		10.77	(0.06)[3]		1.29	[3]	1.23	($0.00 )#	—	($0.00 )#
	6/30/2009		16.53	(0.06)[3]		(5.70)[3]		(5.76)	(0.00)#	—	(0.00)#
	6/30/2008		19.37	(0.12)[3]		(0.82)[3]		(0.94)	(0.00)#	($1.90)	(1.90)
	6/30/2007		18.39	(0.10)[3]		2.45	[3]	2.35	(0.00)#	(1.37)	(1.37)
	6/30/2006		16.85	(0.10)[3]		1.64	[3]	1.54	(0.00)#	—	(0.00)#

Class D	5/31/2011	**	$13.16	$0.04	[3]	$4.20	[3]	$4.24	($0.08)	—	($0.08)
	6/30/2010		11.79	0.04	[3]	1.41	[3]	1.45	(0.08)	—	(0.08)
	6/30/2009		17.99	0.05	[3]	(6.23)[3]		(6.18)	(0.02)	—	(0.02)
	6/30/2008		20.85	0.02	[3]	(0.91)[3]		(0.89)	(0.07)	($1.90)	(1.97)
	6/30/2007		19.58	0.04	[3]	2.63	[3]	2.67	(0.03)	(1.37)	(1.40)
	6/30/2006		17.83	0.04	[3]	1.73	[3]	1.77	(0.02)	—	(0.02)

Institutional Class	5/31/2011	**	$13.84	$0.10	[3]	$4.42	[3]	$4.52	($0.12)	—	($0.12)
	6/30/2010		12.36	0.09	[3]	1.48	[3]	1.57	(0.09)	—	(0.09)
	6/30/2009		18.79	0.10	[3]	(6.51)[3]		(6.41)	(0.02)	—	(0.02)
	6/30/2008		21.64	0.10	[3]	(0.95)[3]		(0.85)	(0.10)	($1.90)	(2.00)
	6/30/2007		20.22	0.12	[3]	2.73	[3]	2.85	(0.06)	(1.37)	(1.43)
	6/30/2006		18.36	0.12	[3]	1.78	[3]	1.90	(0.04)	—	(0.04)

Administrative Class	5/31/2011	**	$13.40	$0.06	[3]	$4.29	[3]	$4.35	($0.08)	—	($0.08)
	6/30/2010		11.98	0.05	[3]	1.43	[3]	1.48	(0.06)	—	(0.06)
	6/30/2009		18.22	0.06	[3]	(6.29)[3]		(6.23)	(0.01)	—	(0.01)
	6/30/2008		21.11	0.05	[3]	(0.92)[3]		(0.87)	(0.12)	($1.90)	(2.02)
	6/30/2007		19.78	0.07	[3]	2.66	[3]	2.73	(0.03)	(1.37)	(1.40)
	6/30/2006		17.99	0.07	[3]	1.74	[3]	1.81	(0.02)	—	(0.02)

Class P	5/31/2011	**	$13.78	$0.08	[3]	$4.42	[3]	$4.50	($0.12)	—	($0.12)
	6/30/2010		12.33	0.07	[3]	1.48	[3]	1.55	(0.10)	—	(0.10)
	6/30/2009	†	18.19	0.08	[3]	(5.91)[3]		(5.83)	(0.03)	—	(0.03)

Class R	5/31/2011	**	$13.32	$0.01	[3]	$4.25	[3]	$4.26	—	—	—
	6/30/2010		11.90	(0.00	)#,3	1.42	[3]	1.42	($0.00 )#	—	($0.00 )#
	6/30/2009		18.17	0.01	[3]	(6.28)[3]		(6.27)	(0.00)#	—	(0.00)#
	6/30/2008		21.04	(0.03)[3]		(0.93)[3]		(0.96)	(0.01)	($1.90)	(1.91)
	6/30/2007		19.79	(0.01)[3]		2.66	[3]	2.65	(0.03)	(1.37)	(1.40)
	6/30/2006		18.07	(0.01)[3]		1.75	[3]	1.74	(0.02)	—	(0.02)

*	At the start of business on September 27, 2010, the Allianz CCM Capital Appreciation Fund, a series of the Allianz Funds, was re-organized into the Managers Cadence Capital Appreciation Fund.
**	For the period from July 1, 2010, to May 31, 2011.
†	Commencement of operations was July 7, 2008.
#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1 (c) of Notes to Financial Statements.)

	Net Asset Value End of Period		Total Return[1]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[2]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[2]
MANAGERS CADENCE CAPITAL APPRECIATION FUND
Class A	$17.57		32.23%[5]	1.10%[6]	0.30%[6]	75%[5]	$110,903	1.16%[6]	0.24%[6]
	13.34		12.23%	1.11%	0.24%	103%	108,395	1.11%	0.24%
	11.91	[4]	(34.34)%[4]	1.11%	0.26%	154%	157,543	1.11%	0.26%
	18.14		(5.43)%	1.09%	0.08%	134%	399,869	1.09%	0.08%
	21.00		14.18%	1.08%	0.21%	150%	448,379	1.08%	0.21%
	19.71		9.95%	1.12%	0.19%	161%	361,002	1.12%	0.19%

Class B	$15.71		31.35%[5]	1.86%[6]	(0.45)%[6]	75%[5]	$6,128	1.92%[6]	(0.51)%[6]
	11.96		11.36%	1.86%	(0.52)%	103%	9,420	1.86%	(0.52)%
	10.74	[4]	(34.83)%[4]	1.86%	(0.49)%	154%	14,963	1.86%	(0.49)%
	16.48		(6.17)%	1.84%	(0.66)%	134%	41,429	1.84%	(0.66)%
	19.33		13.36%	1.83%	(0.52)%	150%	60,862	1.83%	(0.52)%
	18.35		9.10%	1.87%	(0.56)%	161%	75,309	1.87%	(0.56)%

Class C	$15.76		31.33%[5]	1.83%[6]	(0.42)%[6]	75%[5]	$35,881	1.89%[6]	(0.48)%[6]
	12.00		11.42%	1.86%	(0.51)%	103%	49,075	1.86%	(0.51)%
	10.77	[4]	(34.81)%[4]	1.86%	(0.46)%	154%	55,445	1.86%	(0.46)%
	16.53		(6.16)%	1.84%	(0.67)%	134%	113,744	1.84%	(0.67)%
	19.37		13.33%	1.83%	(0.53)%	150%	134,475	1.83%	(0.53)%
	18.39		9.14%	1.87%	(0.56)%	161%	138,280	1.87%	(0.56)%

Class D	$17.32		32.25%[5]	1.11%[6]	0.28%[6]	75%[5]	$351,467	1.17%[6]	0.22%[6]
	13.16		12.26%	1.11%	0.26%	103%	197,251	1.11%	0.26%
	11.79	[4]	(34.36)%[4]	1.11%	0.39%	154%	82,956	1.11%	0.39%
	17.99		(5.44)%	1.09%	0.08%	134%	37,601	1.09%	0.08%
	20.85		14.18%	1.08%	0.22%	150%	38,714	1.08%	0.22%
	19.58		9.91%	1.12%	0.20%	161%	34,210	1.12%	0.20%

Institutional Class	$18.24		32.73%[5]	0.71%[6]	0.69%[6]	75%[5]	$178,990	0.77%[6]	0.63%[6]
	13.84		12.67%	0.71%	0.62%	103%	187,350	0.71%	0.59%
	12.36	[4]	(34.08)%[4]	0.71%	0.71%	154%	276,437	0.71%	0.71%
	18.79		(5.05)%	0.69%	0.47%	134%	459,142	0.69%	0.47%
	21.64		14.67%	0.68%	0.61%	150%	424,762	0.68%	0.61%
	20.22		10.33%	0.72%	0.60%	161%	383,054	0.72%	0.60%

Administrative Class	$17.67		32.47%[5]	0.96%[6]	0.43%[6]	75%[5]	$143,233	1.02%[6]	0.37%[6]
	13.40		12.43%	0.96%	0.39%	103%	199,889	0.99%	0.36%
	11.98	[4]	(34.26)%[4]	0.96%	0.45%	154%	245,686	0.96%	0.45%
	18.22		(5.32)%	0.93%	0.24%	134%	439,571	0.93%	0.24%
	21.11		14.37%	0.93%	0.37%	150%	518,562	0.93%	0.37%
	19.78		10.09%	0.97%	0.35%	161%	459,715	0.97%	0.35%

Class P	$18.16		32.68%[5]	0.82%[6]	0.59%[6]	75%[5]	$2,858	0.88%[6]	0.53%[6]
	13.78		12.51%	0.85%	0.52%	103%	7,121	0.85%	0.52%
	12.33	[4]	(32.04)%[4]	0.79%[6]	0.67%	154%	4,308	0.79%[6]	0.67%[6]

Class R	$17.58		31.98%[5]	1.36%[6]	0.04%[6]	75%[5]	$3,924	1.42%[6]	(0.02)%[6]
	13.32		11.93%	1.36%	(0.02)%	103%	4,179	1.36%	(0.02)%
	11.90	[4]	(34.51)%[4]	1.36%	0.06%	154%	10,553	1.36%	0.06%
	18.17		(5.68)%	1.34%	(0.16)%	134%	16,864	1.34%	(0.16)%
	21.04		13.92%	1.33%	(0.04)%	150%	18,552	1.33%	(0.04)%
	19.79		9.62%	1.37%	(0.05)%	161%	13,019	1.37%	(0.05)%

[3]	Per share numbers have been calculated using average shares.
[4]

Capital contribution from Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Class A, Class B, Class C, Class D, Institutional Class, Administrative Class, Class P, and Class R, by $0.13 per share and 0.72%, $0.12 per share and 0.73%, $0.12 per share and 0.72%, $0.12 per share and 0.67%, $0.13 per share and 0.70%, $0.13 per share and 0.66%, $0.12 per share and 0.66%, and $0.13 per share and 0.71%, respectively.

[5]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
[6]	Annualized.

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal year ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE FOCUSED GROWTH FUND*
Class A	5/31/2011	**	$6.98	$0.02	[3]	$2.29	[3]	$2.31	($0.05)	($0.26)	($0.31)
	6/30/2010		6.59	0.02	[3]	0.46	[3]	0.48	(0.09)	—	(0.09)
	6/30/2009		9.67	0.02	[3]	(3.10)[3]		(3.08)	(0.00)#	—	(0.00)#
	6/30/2008		10.47	(0.01)[3]		(0.78)[3]		(0.79)	(0.01)	(0.00)#	(0.01)
	6/30/2007	†	9.30	(0.02)[3]		1.36	[3]	1.34	(0.03)	(0.14)	(0.17)

Class C	5/31/2011	**	$6.85	$(0.04)[3]		$2.25	[3]	$2.21	—	($0.26)	($0.26)
	6/30/2010		6.46	(0.04)[3]		0.45	[3]	0.41	($0.02)	—	(0.02)
	6/30/2009		9.55	(0.03)[3]		(3.06)[3]		(3.09)	(0.00)#	—	(0.00)#
	6/30/2008		10.42	(0.09)[3]		(0.78)[3]		(0.87)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	†	9.30	(0.09)[3]		1.36	[3]	1.27	(0.01)	(0.14)	(0.15)

Class D	5/31/2011	**	$6.98	$0.02	[3]	$2.28	[3]	$2.30	($0.06)	($0.26)	($0.32)
	6/30/2010		6.59	0.02	[3]	0.47	[3]	0.49	(0.10)	—	(0.10)
	6/30/2009		9.67	0.02	[3]	(3.10)[3]		(3.08)	(0.00)#	—	(0.00)#
	6/30/2008		10.47	(0.01)[3]		(0.79)[3]		(0.80)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	†	9.30	(0.01)[3]		1.36	[3]	1.35	(0.04)	(0.14)	(0.18)

Institutional Class	5/31/2011	**	$7.06	$0.05	[3]	$2.31	[3]	$2.36	($0.08)	($0.26)	($0.34)
	6/30/2010		6.65	0.04	[3]	0.47	[3]	0.51	(0.10)	—	(0.10)
	6/30/2009		9.75	0.05	[3]	(3.13)[3]		(3.08)	(0.02)	—	(0.02)
	6/30/2008		10.54	0.03	[3]	(0.80)[3]		(0.77)	(0.02)	(0.00)#	(0.02)
	6/30/2007		9.34	0.03	[3]	1.33	[3]	1.36	(0.02)	(0.14)	(0.16)
	6/30/2006		7.82	0.04	[3]	1.50	[3]	1.54	(0.02)	—	(0.02)

Administrative Class	5/31/2011	**	$7.01	$0.03	[3]	$2.34	[3]	$2.37	($0.06)	($0.26)	($0.32)
	6/30/2010		6.62	0.03	[3]	0.46	[3]	0.49	(0.10)	—	(0.10)
	6/30/2009		9.71	0.03	[3]	(3.12)[3]		(3.09)	(0.00)#	—	(0.00)#
	6/30/2008		10.50	0.00	#[3]	(0.79)[3]		(0.79)	(0.00)#	(0.00)#	(0.00)#
	6/30/2007	††	9.14	0.01	[3]	1.52	[3]	1.53	(0.03)	(0.14)	(0.17)

Class P	5/31/2011	**	$7.00	$0.04	[3]	$2.29	[3]	$2.33	($0.08)	($0.26)	($0.34)
	6/30/2010		6.61	0.04		0.47		0.51	(0.12)	—	(0.12)
	6/30/2009	‡	9.44	0.04		(2.83)		(2.79)	(0.04)	—	(0.04)

*	At the start of business on September 27, 2010, the Allianz CCM Focused Growth Fund, a series of the Allianz Funds, was re-organized into the Managers Cadence Focused Growth Fund.
**	For the period from July 1, 2010, to May 31, 2011.
†	Commencement of operations was July 5, 2006.
††	Commencement of operations was September 15, 2006. ‡ Commencement of operations was July 7, 2008.
#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1 (c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than 0.01%
[5]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
[6]	Annualized.

	Net Asset Value End of Period	Total Return[1]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[2]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[2]
MANAGERS CADENCE FOCUSED GROWTH FUND
Class A	$8.98	33.44%[5]	1.08%[6]	0.27%[6]	83%[5]	$3,737	1.47%[6]	(0.12)%[6]
	6.98	7.21%	1.12%	0.24%	120%	3,602	1.12%	0.24%
	6.59	(31.85)%	1.11%	0.26%	156%	4,803	1.11%	0.26%
	9.67	(7.55)%	1.12%	(0.13)%	143%	7,418	1.12%	(0.13)%
	10.47	14.60%	1.11%[6]	(0.23)%[6]	106%	1,704	1.11%[6]	(0.23)%[6]

Class C	$8.80	32.43%[5]	1.85%[6]	(0.49)%[6]	83%[5]	$1,667	2.24%[6]	(0.88)%[6]
	6.85	6.38%	1.87%	(0.51)%	120%	1,624	1.87%	(0.51)%
	6.46	(32.34)%	1.86%	(0.48)%	156%	2,343	1.86%	(0.48)%
	9.55	(8.30)%	1.86%	(0.89)%	143%	2,706	1.86%	(0.89)%
	10.42	13.81%	1.86%[6]	(0.91)%[6]	106%	1,351	1.86%[6]	(0.91)%[6]

Class D	$8.96	33.25%[5]	1.12%[6]	0.23%[6]	83%[5]	$1,980	1.51%[6]	(0.16)%[6]
	6.98	7.25%	1.12%	0.27%	120%	1,375	1.12%	0.27%
	6.59	(31.85)%	1.11%	0.28%	156%	1,271	1.11%	0.28%
	9.67	(7.61)%	1.12%	(0.13)%	143%	1,811	1.12%	(0.13)%
	10.47	14.16%	1.11%[6]	(0.06)%[6]	106%	1,225	1.11%[6]	(0.06)%[6]

Institutional Class	$9.08	33.81%[5]	0.75%[6]	0.64%[6]	83%[5]	$11,067	1.14%[6]	0.25%[6]
	7.06	7.50%	0.74%	0.60%	120%	15,695	0.74%	0.60%
	6.65	(31.54)%	0.71%	0.67%	156%	90,722	0.71%	0.67%
	9.75	(7.30)%	0.72%	0.30%	143%	122,861	0.72%	0.30%
	10.54	14.72%	0.71%	0.30%	106%	50,850	0.71%	0.30%
	9.34	19.68%	0.73%	0.48%[6]	153%	4,600	0.73%	0.48%[6]

Administrative Class	$9.06	34.20%[5]	1.00%[6]	0.35%[6]	83%[5]	$12	1.39%[6]	(0.04)%[6]
	7.01	7.34%	1.00%	0.38%	120%	8	1.00%	0.38%
	6.62	(31.80)%	0.97%	0.40%	156%	7	0.97%	0.40%
	9.71	(7.49)%	0.96%	0.00%[4]	143%	11	0.96%	0.00%[4]
	10.50	16.96%	0.96%[6]	0.13%[6]	106%	12	0.96%[6]	0.13%[6]

Class P	$8.99	33.62%[5]	0.82%[6]	0.53%[6]	83%[5]	$209	1.21%[6]	0.14%[6]
	7.00	7.63%	0.85%	0.53%	120%	225	0.85%	0.53%
	6.61	(29.52)%	0.80%[6]	0.53%[6]	156%	82	0.80%[6]	0.53%[6]

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal year ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments	Total Distributions to Shareholders
MANAGERS CADENCE MID-CAP FUND*
Class A	5/31/2011	**	$18.23	$(0.01)[3]		$8.10	[3]	$8.09	($0.03)	—	($0.03)
	6/30/2010		15.57	(0.03)[3]		2.69	[3]	2.66	—	—	—
	6/30/2009		25.56	(0.03)[3]		(9.96)[3]		(9.99)	—	—	—
	6/30/2008		28.34	(0.07)[3]		0.36	[3]	0.29	—	($3.07)	(3.07)
	6/30/2007		27.57	(0.01)[3]		3.65	[3]	3.64	—	(2.87)	(2.87)
	6/30/2006		24.47	(0.02)[3]		3.12	[3]	3.10	—	—	—

Class B	5/31/2011	**	$16.16	$(0.15)[3]		$7.16	[3]	$7.01	—	—	—
	6/30/2010		13.91	(0.15)[3]		2.40	[3]	2.25	—	—	—
	6/30/2009		23.00	(0.15)[3]		(8.94)[3]		(9.09)	—	—	—
	6/30/2008		25.97	(0.25)[3]		0.35	[3]	0.10	—	($3.07)	($3.07)
	6/30/2007		25.68	(0.19)[3]		3.35	[3]	3.16	—	(2.87)	(2.87)
	6/30/2006		22.96	(0.20)[3]		2.92	[3]	2.72	—	—	—

Class C	5/31/2011	**	$16.17	$(0.14)[3]		$7.16	[3]	$7.02	—	—	—
	6/30/2010		13.91	(0.15)[3]		2.41	[3]	2.26	—	—	—
	6/30/2009		23.01	(0.15)[3]		(8.95)[3]		(9.10)	—	—	—
	6/30/2008		25.99	(0.25)[3]		0.34	[3]	0.09	—	($3.07)	($3.07)
	6/30/2007		25.69	(0.20)[3]		3.37	[3]	3.17	—	(2.87)	(2.87)
	6/30/2006		22.97	(0.20)[3]		2.92	[3]	2.72	—	—	—

Class D	5/31/2011	**	$18.36	$(0.01)[3]		$8.16	[3]	$8.15	($0.02)	—	($0.02)
	6/30/2010		15.69	(0.03)[3]		2.70	[3]	2.67	—	—	—
	6/30/2009		25.75	(0.07)[3]		(9.99)[3]		(10.06)	—	—	—
	6/30/2008		28.53	(0.10)[3]		0.39	[3]	0.29	—	($3.07)	(3.07)
	6/30/2007		27.73	(0.01)[3]		3.68	[3]	3.67	—	(2.87)	(2.87)
	6/30/2006		24.61	(0.01)[3]		3.13	[3]	3.12	—	—	—

Institutional Class	5/31/2011	**	$19.32	$0.08	[3]	$8.58	[3]	$8.66	($0.10)	—	($0.10)
	6/30/2010		16.44	0.05	[3]	2.83	[3]	2.88	—	—	—
	6/30/2009		26.87	0.04	[3]	(10.47)[3]		(10.43)	—	—	—
	6/30/2008		29.54	0.04	[3]	0.36	[3]	0.40	—	($3.07)	(3.07)
	6/30/2007		28.50	0.10	[3]	3.81	[3]	3.91	—	(2.87)	(2.87)
	6/30/2006		25.20	0.10	[3]	3.20	[3]	3.30	—	—	—

Administrative Class	5/31/2011	**	$18.61	$0.02	[3]	$8.28	[3]	$8.30	($0.04)	—	($0.04)
	6/30/2010		15.88	0.00	#[3]	2.73	[3]	2.73	—	—	—
	6/30/2009		26.02	(0.01)[3]		(10.13)[3]		(10.14)	—	—	—
	6/30/2008		28.76	(0.03)[3]		0.36	[3]	0.33	—	($3.07)	(3.07)
	6/30/2007		27.89	0.03	[3]	3.71	[3]	3.74	—	(2.87)	(2.87)
	6/30/2006		24.71	0.02	[3]	3.16	[3]	3.18	—	—	—

Class P	5/31/2011	**	$19.28	$0.05	[3]	$8.56	[3]	$8.61	($0.09)	—	($0.09)
	6/30/2010		16.42	0.03	[3]	2.83	[3]	2.86	—	—	—
	6/30/2009	†	25.53	0.02	[3]	(9.13)[3]		(9.11)	—	—	—

Class R	5/31/2011	**	$18.22	$(0.06)[3]		$8.09	[3]	$8.03	—	—	—
	6/30/2010		15.61	(0.07)[3]		2.68	[3]	2.61	—	—	—
	6/30/2009		25.67	(0.07)[3]		(9.99)[3]		(10.06)	—	—	—
	6/30/2008		28.52	(0.14)[3]		0.36	[3]	0.22	—	($3.07)	($3.07)
	6/30/2007		27.79	(0.08)[3]		3.68	[3]	3.60	—	(2.87)	(2.87)
	6/30/2006		24.73	(0.08)[3]		3.14	[3]	3.06	—	—	—

*	At the start of business on September 27, 2010, the Allianz CCM Mid-Cap Fund, a series of the Allianz Funds, was re-organized into the Managers Cadence Mid-Cap Fund.
**	For the period from July 1, 2010, to May 31, 2011.
†	Commencement of operations was July 7, 2008. # Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1 (c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

	Net Asset Value End of Period		Total Return[1]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[2]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[2]
MANAGERS CADENCE MID-CAP FUND
Class A	$26.29		44.38%[6]	1.10%[7]	(0.05)%[7]	85%[6]	$174,948	1.18%[7]	(0.13)%[7]
	18.23		17.08%	1.11%	(0.14)%	107%	155,574	1.11%	(0.14)%
	15.57	[5]	(39.08)%[5]	1.11%	(0.20)%	148%	175,461	1.11%	(0.20)%
	25.56		0.31%	1.09%	(0.28)%	149%	307,962	1.09%	(0.28)%
	28.34		14.52%	1.09%	(0.05)%	164%	334,271	1.09%	(0.05)%
	27.57	[4]	12.67%[4]	1.11%	(0.06)%	174%	353,019	1.11%	(0.06)%

Class B	$23.17		43.38%[6]	1.85%[7]	(0.81)%[7]	85%[6]	$10,203	1.93%[7]	(0.89)%[7]
	16.16		16.18%	1.86%	(0.90)%	107%	12,120	1.86%	(0.90)%
	13.91	[5]	(39.52)%[5]	1.86%	(0.98)%	148%	17,882	1.86%	(0.98)%
	23.00		(0.44)%	1.84%	(1.02)%	149%	47,947	1.84%	(1.02)%
	25.99		13.67%	1.84%	(0.79)%	164%	64,763	1.84%	(0.79)%
	25.68	[4]	11.85%[4]	1.86%	(0.81)%	174%	85,023	1.86%	(0.81)%

Class C	$23.19		43.41%[6]	1.83%[7]	(0.81)%[7]	85%[6]	$27,311	1.91%[7]	(0.89)%[7]
	16.17		16.25%	1.86%	(0.89)%	107%	39,374	1.86%	(0.89)%
	13.91	[5]	(39.55)%[5]	1.86%	(0.96)%	148%	41,542	1.86%	(0.96)%
	23.01		(0.48)%	1.84%	(1.02)%	149%	86,421	1.84%	(1.02)%
	25.99		13.71%	1.84%	(0.80)%	164%	102,361	1.84%	(0.80)%
	25.69	[4]	11.84%[4]	1.86%	(0.80)%	174%	122,217	1.86%	(0.80)%

Class D	$26.49		44.40%[6]	1.10%[7]	(0.07)%[7]	85%[6]	$14,974	1.18%[7]	(0.15)%[7]
	18.36		17.02%	1.11%	(0.16)%	107%	13,012	1.86%	(0.91)%
	15.69	[5]	(39.07)%[5]	1.11%	(0.34)%	148%	22,739	1.86%	(1.09)%
	25.75		0.31%	1.09%	(0.38)%	149%	193,222	1.84%	(1.13)%
	28.53		14.55%	1.09%	(0.05)%	164%	27,561	1.84%	(0.80)%
	27.73	[4]	12.68%[4]	1.11%	(0.04)%	174%	30,758	1.86%	(0.79)%

Institutional Class	$27.88		44.87%[6]	0.70%[7]	0.36%[7]	85%[6]	$299,909	0.78%[7]	0.28%[7]
	19.32		17.52%	0.71%	0.26%	107%	292,232	0.74%	0.23%
	16.44	[5]	(38.82)%[5]	0.71%	0.21%	148%	312,484	0.71%	0.21%
	26.87		0.69%	0.69%	0.12%	149%	522,366	0.69%	0.12%
	29.54		15.02%	0.69%	0.35%	164%	482,027	0.69%	0.35%
	28.50	[4]	13.10%[4]	0.71%	0.35%	174%	470,705	0.71%	0.35%

Administrative Class	$26.87		44.60%[6]	0.94%[7]	0.11%[7]	85%[6]	$129,964	1.02%[7]	0.03%[7]
	18.61		17.19%	0.96%	0.01%	107%	130,157	0.99%	(0.02)%
	15.88	[5]	(38.97)%[5]	0.96%	(0.04)%	148%	129,640	0.96%	(0.04)%
	26.02		0.45%	0.94%	(0.11)%	149%	214,673	0.94%	(0.11)%
	28.76		14.73%	0.94%	0.11%	164%	278,073	0.94%	0.11%
	27.89	[4]	12.87%[4]	0.96%	0.09%	174%	304,305	0.96%	0.09%

Class P	$27.80		44.71%[6]	0.81%[7]	0.24%[7]	85%[6]	$2,967	0.89%[7]	0.16%[7]
	19.28		17.42%	0.84%	0.14%	107%	3,334	0.84%	0.14%
	16.42	[5]	(35.68)%[5]	0.80%[7]	0.12%[7]	148%	3,099	0.80%[7]	0.12%[7]

Class R	$26.25		44.07%[6]	1.35%[7]	(0.31)%[7]	85%[6]	$21,248	1.43%[7]	(0.39)%[7]
	18.22		16.72%	1.36%	(0.39)%	107%	22,485	1.36%	(0.39)%
	15.61	[5]	(39.19)%[5]	1.36%	(0.43)%	148%	32,069	1.36%	(0.43)%
	25.67		0.04%	1.34%	(0.52)%	149%	48,771	1.34%	(0.52)%
	28.52		14.25%	1.34%	(0.31)%	164%	47,308	1.34%	(0.31)%
	27.79	[4]	12.37%[4]	1.36%	(0.31)%	174%	40,579	1.36%	(0.31)%

[4]

Payments from Affiliates increased the end of period net asset value and the total return. If the Affiliates had not made these payments, the end of period net asset value and total return would have been reduced by $0.02 per share and 0.06% to 0.07%, respectively.

[5]

Capital contribution from Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Class A, Class B, Class C, Class D, Institutional Class, Administrative Class, Class P, and Class R, by $0.21 per share and 0.83%, $0.19 per share and 0.83%, $0.19 per share and 0.82%, $0.24 per share and 0.93%, $0.22 per share and 0.82%, $0.21 per share and 0.81%, $0.20 per share and 0.79%, and $0.21 per share and 0.82%, respectively.

[6]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
[7]	Annualized.

Financial Highlights

For a share outstanding throughout each fiscal period

	Fiscal year ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions to Shareholders from Net Realized Gain on Investments
MANAGERS CADENCE EMERGING COMPANIES FUND*
Institutional Class	5/31/2011	**	$14.62	($0.04)[3]	$8.77	[3]	$8.73	—
	6/30/2010		12.44	(0.11)[3]	2.29	[3]	2.18	—
	6/30/2009		17.28	(0.08)[3]	(4.76)[3]		(4.84)	—
	6/30/2008		23.21	(0.14)[3]	(3.04)[3]		(3.18)	($2.75)
	6/30/2007		24.55	(0.11)[3]	1.14	[3]	1.03	(2.37)
	6/30/2006		23.27	(0.20)[3]	3.40	[3]	3.20	(1.92)

Administrative Class	5/31/2011	**	$13.73	($0.12)[3]	$8.27	[3]	$8.15	—
	6/30/2010		11.72	(0.12)[3]	2.13	[3]	2.01	—
	6/30/2009		16.32	(0.11)[3]	(4.49)[3]		(4.60)	—
	6/30/2008		22.12	(0.19)[3]	(2.86)[3]		(3.05)	($2.75)
	6/30/2007		23.57	(0.16)[3]	1.08	[3]	0.92	(2.37)
	6/30/2006		22.46	(0.25)[3]	3.28	[3]	3.03	(1.92)

*	At the start of business on September 27, 2010, the Allianz CCM Emerging Companies Fund, a series of the Allianz Funds, was re-organized into the Managers Cadence Emerging Companies Fund.
**	For the period from July 1, 2010, to May 31, 2011.
#	Rounds to less than $0.01 per share.
[1]	Total Returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1 (c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
[5]	Annualized.

	Net Asset Value End of Period	Total Return[1]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Period (000’s omitted)	Ratio of Total Expenses (Absent Expense Offsets) to Average Net Assets[2]	Ratio of Net Investment Income (loss) (Absent Expense Offsets) to Average Net Assets[2]
MANAGERS CADENCE EMERGING COMPANIES FUND
Institutional Class	$23.35	59.71%[4]	1.41%[5]	(0.24)%[5]	93%[4]	$65,222	1.67%[5]	(0.50)%[5]
	14.62	17.52%	1.42%	(0.73)%	129%	55,166	1.55%	(0.86)%
	12.44	(28.01)%	1.42%	(0.65)%	142%	67,382	1.42%	(0.65)%
	17.28	(15.22)%	1.50%	(0.69)%	140%	206,444	1.50%	(0.69)%
	23.21	4.71%	1.51%	(0.49)%	188%	420,835	1.51%	(0.49)%
	24.55	14.08%	1.52%	(0.81)%	155%	597,208	1.52%	(0.81)%

Administrative Class	$21.88	59.36%[4]	1.66%[5]	(0.71)%[5]	93%[4]	$4,706	1.92%[5]	(0.97)%[5]
	13.73	17.15%	1.67%	(0.90)%	129%	1,830	1.80%	(1.03)%
	11.72	(28.19)%	1.67%	(0.91)%	142%	13,866	1.67%	(0.91)%
	16.32	(15.43)%	1.75%	(0.95)%	140%	23,812	1.75%	(0.95)%
	22.12	4.47%	1.76%	(0.74)%	188%	54,701	1.76%	(0.74)%
	23.57	13.82%	1.77%	(1.06)%	155%	62,776	1.77%	(1.06)%

Notes to Financial Statements

May 31, 2011

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers Cadence Capital Appreciation Fund (“Capital Appreciation”) (formerly Allianz CCM Capital Appreciation Fund), Managers Cadence Focused Growth Fund (“Focused Growth”) (formerly Allianz CCM Focused Growth Fund), Managers Cadence Mid-Cap Fund (“Mid-Cap”) (formerly Allianz CCM Mid-Cap Fund), and Managers Cadence Emerging Companies Fund (“Emerging Companies”) ( formerly Allianz CCM Emerging Companies Fund), each a “Fund” and collectively the “Funds.”

At the start of business on September 27, 2010, the Allianz CCM Capital Appreciation Fund, Allianz CCM Focused Growth Fund, Allianz CCM Mid-Cap Fund, and the Allianz CCM Emerging Companies Fund, each a series of the Allianz Funds (the “Predecessor Funds”), were reorganized into a respective series of the Trust, as described above.

Capital Appreciation and Mid-Cap offer Class A shares, Class B shares, Class C shares, Class D shares, Class P shares, Class R shares, Institutional Class shares and Administrative Class shares. Focused Growth offers Class A shares, Class C shares, Class D shares, Class P shares, Institutional Class shares and Administrative Class shares. Emerging Companies offers Institutional Class shares and Administrative Class Shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class B shares, Class C shares and certain Class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio security to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

Notes to Financial Statements (continued)

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) (e.g., fair valued securities with unobservable inputs) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the period from September 27, 2010, to May 31, 2011, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Capital Appreciation – $25,055 or 0.003%, Focused Growth – $1,586 or 0.008%, Mid-Cap – $80,365 or 0.012%, and Emerging Companies – $4,368 or 0.006%. Prior to September 27, 2010, the Funds did not participate in a brokerage recapture program.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the period from September 27, 2010, to May 31, 2011, the custodian expense was not reduced. Prior to September 27, 2010, the Predecessor Funds had no balance credit arrangement with the predecessor custodian, State Street Bank & Trust Co.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the period September 27, 2010, through May 31, 2011, the overdraft fees were as follows: Focused Growth – $5, Mid-Cap – $4, and Emerging Companies – $13. Prior to September 27, 2010, the Predecessor Funds had a similar agreement with State Street Bank & Trust Co., and the overdraft fees for the period from July 1, 2010, to September 27, 2010, were as follows: Capital Appreciation – $66; Focused Growth – $1,658, and Emerging Companies Fund – $271.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the period from September 27, 2010, through May 31, 2011, the transfer agent expense was reduced as follows: Capital Appreciation – $439; Focused Growth – $43; Mid-Cap – $355 and Emerging Companies – $32. Prior to September 27, 2010, the Predecessor Funds had no balance credit arrangement with the predecessor Transfer Agent, Boston Financial Data Services-Midwest, Inc.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, will be declared and made annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the 11 months ended May 31, 2011, and the fiscal year ended June 30, 2010 were as follows:

	Capital Appreciation		Focused Growth		Mid-Cap		Emerging Companies
	2011	2010	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary income	$4,338,688	$4,350,499	$199,993	$565,882	$1,717,080	—	—	—
Short-term capital gains	—	—	774,983	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

Totals	$4,338,688	$4,350,499	$974,976	$565,882	$1,717,080	—	—	—

As of May 31, 2011, the components of distributable earnings (excluding appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Focused Growth	Mid-Cap	Emerging Companies
Capital loss carryforward	$260,602,996	$11,940,744	$180,224,078	$49,117,561
Undistributed ordinary income	403,088	69,630	—	—
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	917,771	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification cation and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2008-2010 and May 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of May 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount		Expires June 30,
Capital Appreciation	$66,720,364		2017
	193,882,632		2018

Total	$260,602,996

Focused Growth	$11,940,744	*	2017

Mid-Cap	$13,095,649		2017
	167,128,429		2018

Total	$180,224,078

Emerging Companies	$29,205,574		2017
	19,911,987		2018

Total	$49,117,561

*	The Fund’s ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the 11 months ended May 31, 2011, the following Funds utilized capital loss carryovers: Capital Appreciation – $96,910,341, Focused Growth – $1,824,280, Mid-Cap – $140,469,415, and Emerging Companies – $14,261,286.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of

Notes to Financial Statements (continued)

its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the 11 months ended May 31, 2011, and the fiscal year ended June 30, 2010, the capital stock transactions by class for the Funds were:

	Capital Appreciation
	2011		2010
	Shares	Amount	Shares	Amount
Class A
Proceeds from sale of shares	1,629,758	$25,636,167	1,986,588	$27,914,472
Reinvestment of dividends and distributions	23,868	395,006	15,682	220,333
Cost of shares repurchased	(3,468,732)	(54,761,509)	(7,104,496)	(98,336,298)

Net Decrease – Class A	(1,815,106)	($28,730,336)	(5,102,226)	($70,201,493)

Class B
Proceeds from sale of shares	2,481	$33,159	31,602	$393,345
Reinvestment of dividends and distributions	—	—	2	19
Cost of shares repurchased	(400,011)	(5,509,583)	(637,536)	(8,072,346)

Net Decrease – Class B	(397,530)	($5,476,424)	(605,932)	($7,678,982)

Class C
Proceeds from sale of shares	294,326	$4,041,911	268,277	$3,389,017
Reinvestment of dividends and distributions	—	—	3	36
Cost of shares repurchased	(2,108,219)	(29,676,598)	(1,325,555)	(16,672,233)

Net Decrease – Class C	(1,813,893)	($25,634,687)	(1,057,275)	($13,283,180)

Class D
Proceeds from sale of shares	7,941,642	$126,503,208	14,163,055	$193,449,222
Reinvestment of dividends and distributions	82,784	1,351,046	80,010	1,109,734
Cost of shares repurchased	(2,719,247)	(43,377,723)	(6,289,592)	(90,202,761)

Net Increase – Class D	5,305,179	$84,476,531	7,953,473	$104,356,195

Institutional Class
Proceeds from sale of shares	1,235,615	$20,966,114	3,409,728	$50,047,627
Reinvestment of dividends and distributions	79,220	1,358,626	110,323	1,605,193
Cost of shares repurchased	(5,037,941)	(84,892,884)	(12,351,646)	(184,461,259)

Net Decrease – Institutional Class	(3,723,106)	($62,568,144)	(8,831,595)	($132,808,439)

Administrative Class
Proceeds from sale of shares	1,238,592	$19,876,662	1,951,507	$27,407,534
Reinvestment of dividends and distributions	62,925	1,046,443	75,644	1,067,334
Cost of shares repurchased	(8,108,256)	(137,394,391)	(7,628,411)	(103,861,980)

Net Decrease – Administrative Class	(6,806,739)	($116,471,286)	(5,601,260)	($75,387,112)

Class P
Proceeds from sale of shares	47,881	$794,152	411,323	$5,666,328
Reinvestment of dividends and distributions	473	8,079	680	9,866
Cost of shares repurchased	(407,619)	(6,379,149)	(244,715)	(3,540,289)

Net Increase (Decrease) – Class P	(359,265)	($5,576,918)	167,288	$2,135,905

Class R
Proceeds from sale of shares	40,671	$648,276	102,777	$1,413,829
Reinvestment of dividends and distributions	—	—	1	6
Cost of shares repurchased	(131,079)	(2,017,230)	(675,753)	(9,294,919)

Net Decrease – Class R	(90,408)	($1,368,954)	(572,975)	($7,881,084)

Notes to Financial Statements (continued)

	Focused Growth
	2011		2010
	Shares	Amount	Shares	Amount
Class A
Proceeds from sale of shares	70,918	$599,209	48,014	$364,167
Reinvestment of dividends and distributions	15,324	128,417	6,352	48,149
Cost of shares repurchased	(185,966)	(1,512,597)	(267,369)	(2,004,002)

Net Decrease – Class A	(99,724)	($784,971)	(213,003)	($1,591,686)

Class C
Proceeds from sale of shares	5,744	$45,352	27,425	$200,215
Reinvestment of dividends and distributions	5,290	43,643	726	5,426
Cost of shares repurchased	(58,752)	(474,633)	(153,859)	(1,115,314)

Net Decrease – Class C	(47,718)	($385,638)	(125,708)	($909,673)

Class D
Proceeds from sale of shares	24,677	$204,296	28,600	$213,939
Reinvestment of dividends and distributions	7,996	66,924	2,583	19,581
Cost of shares repurchased	(8,822)	(75,639)	(26,978)	(209,485)

Net Increase – Class D	23,851	$195,581	4,205	$24,035

Institutional Class
Proceeds from sale of shares	38,101	$325,537	768,979	$5,850,102
Reinvestment of dividends and distributions	77,582	657,117	63,330	485,111
Cost of shares repurchased	(1,119,655)	(9,711,022)	(12,258,860)	(91,853,768)

Net Decrease – Institutional Class	(1,003,972)	($8,728,368)	(11,426,551)	($85,518,555)

Administrative Class
Proceeds from sale of shares	1,277	$10,000	—	—
Reinvestment of dividends and distributions	49	415	15	$116
Cost of shares repurchased	(1,130)	(8,825)	—	—

Net Increase – Administrative Class	196	$1,590	15	$116

Class P
Proceeds from sale of shares	452	$3,788	25,576	$187,068
Reinvestment of dividends and distributions	511	4,290	37	281
Cost of shares repurchased	(9,860)	(74,182)	(5,885)	(45,702)

Net Increase (Decrease) – Class P	(8,897)	($66,104)	19,728	$141,647

Notes to Financial Statements (continued)

	Mid-Cap
	2011		2010
	Shares	Amount	Shares	Amount
Class A
Proceeds from sale of shares	1,441,563	$32,077,739	1,806,576	$33,350,675
Reinvestment of dividends and distributions	7,893	187,226	—	—
Cost of shares repurchased	(3,328,429)	(74,391,231)	(4,541,409)	(84,882,571)

Net Decrease – Class A	(1,878,973)	($42,126,266)	(2,734,833)	($51,531,896)

Class B
Proceeds from sale of shares	6,567	$118,753	18,957	$306,631
Cost of shares repurchased	(316,169)	(6,164,351)	(554,843)	(9,253,000)

Net Decrease – Class B	(309,602)	($6,045,598)	(535,886)	($8,946,369)

Class C
Proceeds from sale of shares	118,798	$2,312,985	143,375	$2,366,309
Cost of shares repurchased	(1,376,173)	(26,787,002)	(693,781)	(11,330,977)

Net Decrease – Class C	(1,257,375)	($24,474,017)	(550,406)	($8,964,668)

Class D
Proceeds from sale of shares	56,909	$1,334,619	78,074	$1,463,884
Reinvestment of dividends and distributions	498	11,905	—	—
Cost of shares repurchased	(200,695)	(4,467,045)	(819,240)	(14,707,061)

Net Decrease – Class D	(143,288)	($3,120,521)	(741,166)	($13,243,177)

Institutional Class
Proceeds from sale of shares	2,539,900	$60,903,202	3,627,289	$71,968,901
Reinvestment of dividends and distributions	45,950	1,153,807	—	—
Cost of shares repurchased	(6,956,009)	(168,256,179)	(7,514,096)	(146,646,025)

Net Decrease – Institutional Class	(4,370,159)	($106,199,170)	(3,886,807)	($74,677,124)

Administrative Class
Proceeds from sale of shares	664,649	$15,774,101	2,224,816	$41,288,004
Reinvestment of dividends and distributions	9,175	222,314	—	—
Cost of shares repurchased	(2,829,422)	(65,817,863)	(3,398,662)	(66,149,625)

Net Decrease – Administrative Class	(2,155,598)	($49,821,448)	(1,173,846)	($24,861,621)

Class P
Proceeds from sale of shares	27,796	$649,630	61,399	$1,208,929
Reinvestment of dividends and distributions	185	4,633	—	—
Cost of shares repurchased	(94,202)	(2,243,379)	(77,204)	(1,509,989)

Net Decrease – Class P	(66,221)	($1,589,116)	(15,805)	($301,060)

Class R
Proceeds from sale of shares	219,112	$4,976,499	403,829	$7,454,566
Cost of shares repurchased	(643,498)	(14,193,220)	(1,225,020)	(22,283,277)

Net Decrease – Class R	(424,386)	($9,216,721)	(821,191)	($14,828,711)

Notes to Financial Statements (continued)

	Emerging Companies
	2011		2010
	Shares	Amount	Shares	Amount
Institutional Class
Proceeds from sale of shares	339,213	$6,709,463	373,355	$5,352,100
Cost of shares repurchased	(1,319,475)	(23,687,492)	(2,015,999)	(28,702,892)

Net Decrease – Institutional Class	(980,262)	($16,978,029)	(1,642,644)	($23,350,792)

Administrative Class
Proceeds from sale of shares	282,540	$5,645,102	102,404	$1,360,489
Cost of shares repurchased	(200,762)	(3,839,017)	(1,152,448)	(17,475,317)

Net Increase (Decrease) – Administrative Class	81,778	$1,806,085	(1,050,044)	($16,114,828)

At May 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Capital Appreciation – one owns 21%; Focused Growth – one owns 19%; Mid-Cap – one owns 31% and Emerging Companies – one owns 55%. Transactions by these shareholders may have a material impact on the Funds.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. Prior to September 27, 2010, the Predecessor Funds had a similar Investment Management Agreement with Allianz Global Investors Fund Management LLC (“Allianz”). The Funds’ investment portfolios are managed by Cadence Capital Management, LLC (“Cadence” or the “Subadvisor”), which serves pursuant to a

Subadvisory Agreement between the Investment Manager and Cadence with respect to each of the Funds. Prior to September 27, 2010, Cadence served as the subadvisor to the Funds pursuant to a subadvisory agreement between Allianz and Cadence with respect to each of the Predecessor Funds.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the period from September 27, 2010, to May 31, 2011, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Fund	Investment Management Fee
Capital Appreciation	0.45%
Focused Growth	0.45%
Mid-Cap	0.45%
Emerging Companies	1.25%

Notes to Financial Statements (continued)

Prior to September 27, 2010, all of the Predecessor Funds, except Allianz CCM Emerging Companies Fund, paid an investment management fee of 0.45%. Allianz CCM Emerging Companies Fund paid an investment management fee of 1.25%, of which Allianz voluntarily waived 0.10%.

Effective September 27, 2010, each Fund entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum. Prior to September 27, 2010, the predecessor Funds participated in a “unitary” fee structure where Allianz provided administrative services to the Funds and would also bear the cost of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal and transfer agency.

The Investment Manager for the Funds has contractually agreed, through at least November 1, 2012, to waive fees and pay or reimburse Fund expenses of Capital Appreciation, Focused Growth, Mid-Cap, and Emerging Companies, in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees, and expenses and extraordinary items) to 0.72%, 0.71%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets.

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the above percentages, based on the Fund’s average daily net assets. Prior to September 27, 2010, Allianz voluntarily agreed to waive certain investment management and administrative fees to reduce Fund expenses. For the period prior to September 27, 2010, these fees were not subject to repayment. For the period from September 27, 2010 through May 31, 2011, the Funds made no repayments to the Investment Manager. For the 11 months ended May 31, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	Capital Appreciation	Focused Growth	Mid-Cap	Emerging Companies
Reimbursement Available – 9/27/10	—	—	—	—
Additional Reimbursements	$395,154	$75,545	$402,960	$140,302
Repayments	—	—	—	—
Expired Reimbursements	—	—	—	—

Reimbursement Available – 05/31/11	$395,154	$75,545	$402,960	$140,302

Notes to Financial Statements (continued)

Effective January 1, 2011, the aggregate retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds. Prior to September 27, 2010, the Predecessor Funds had adopted a deferred compensation plan for the Trustees, which permitted the Trustees to defer their receipt of compensation from the Funds. The remaining portion of deferred Trustee fees and expenses were paid prior to September 27, 2010, by the Predecessor Funds to their former Trustees, amounting to: Capital Appreciation – $2,653; Focused Growth – $67; Mid-Cap – $2,277 and Emerging Companies – $177.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly owned subsidiary of the Investment Manager. Prior to September 27, 2010, the distributor was Allianz Global Investors Distributors LLC (“AGID”). MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Effective September 27, 2010, the Funds adopted a distribution and service plan (the “plan”) with respect to the shares of certain classes of the Funds, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to a certain percentage annually of the Fund’s average daily net assets attributable to each respective class shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by each class’s shares for shareholder servicing may not exceed a certain annual percentage rate of the average daily net asset value of the Fund’s shares of each class owned by its clients of such broker, dealer or financial intermediary. The annual percentages of daily net assets for 12b-1 fees congruent with the Plan for each applicable share class of the Funds are detailed in the chart below:

Fund	12b-1 Fees
Capital Appreciation
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%
Focused Growth
Administrative Class	0.05%
Class A	0.25%
Class C	1.00%
Class D	0.25%
Mid-Cap Fund
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%

Prior to September 27, 2010, the Predecessor Funds paid 12b-1 fees to AGID of 1.00% on all Class B and Class C shares, 0.25% on all Class A and Class D shares, and 0.50% on all Class R shares. Other share classes did not pay a 12b-1 fee prior to September 27, 2010.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from September 27, 2010, to May 31, 2011, the following Funds lent to other Managers Funds: Capital Appreciation lent $4,479,634 for 4 days earning interest of $400, Emerging Companies lent $822,854 for 1 day earning interest of $26, Mid-Cap lent $2,470,476 for 6 days earning interest of $311. The interest amount is included in the Statement of Operations in interest income. For the period from September 27, 2010, to May 31, 2011, the following Funds borrowed from other Managers Funds: Capital Appreciation borrowed $2,921,344 for 1 day paying interest of $83, Focused Growth borrowed varying amounts up to $4,914,168 for 7 days paying interest of $648, Mid-Cap borrowed

Notes to Financial Statements (continued)

varying amounts up to $31,378,806 for 10 days paying interest of $3,316. The interest amount is included in the Statement of Operations as part of miscellaneous expense.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the 11 months ended May 31, 2011, were as follows:

Fund	Purchases	Sales
Capital Appreciation	$624,325,837	$791,344,925
Focused Growth	17,950,691	28,459,866
Mid-Cap	576,874,225	826,796,351
Emerging Companies	56,736,514	72,799,555

The Funds had no purchases or sales of U.S. Government obligations for the 11 months ended May 31, 2011.

4. Affiliated Transactions

On March 13, 2009, Allianz purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Predecessor Funds’ securities lending program. An additional amount was contributed to each Fund by Allianz, so that, in effect, each Fund received from the sale the full principal value of the Notes, plus accrued interest. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Predecessor Funds, which provided financial support to each of the affected Funds with the result that the Funds effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Predecessor Funds.

The total of the purchase price and the capital contribution amounts received by the Funds were as follows:

		Capital
	Purchase Price	Contribution
Fund	Amount	Amount
Capital Appreciation	$12,011,584	$9,847,503
Mid-Cap	13,036,352	10,539,263

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. New Accounting Standards

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

At a meeting of the Trust’s Board of Trustees held on June 9-10, 2011, Nathaniel Dalton, who was a Trustee of the Trust, delivered his resignation to the Board of Trustees, effective June 9, 2011. The Board appointed Christine C. Carsman as Trustee to fill the vacancy; like Mr. Dalton, Ms. Carsman is considered an “interested person” of the Trust under the Investment Company Act of 1940.

The Funds have determined that no additional material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified ed dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to section 852 of the Internal Revenue Code, Managers Cadence Capital Appreciation, Managers Cadence Focused Growth, Managers Cadence Mid-Cap, and Managers Cadence Emerging Companies hereby designate as a capital gain distribution with respect to the taxable year ended May 31, 2011, $0, $917,771, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Managers Funds and Shareholders of the Managers Cadence Capital Appreciation Fund Managers Cadence Focused Growth Fund Managers Cadence Mid-Cap Fund Managers Cadence Emerging Companies Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Cadence Capital Appreciation Fund (formerly Allianz CCM Capital Appreciation Fund), Managers Cadence Focused Growth Fund (formerly Allianz CCM Focused Growth Fund), Managers Cadence Mid-Cap Fund (formerly Allianz CCM Mid-Cap Fund) and Managers Cadence Emerging Companies Fund (formerly Allianz CCM Emerging Companies Fund) (four of the Funds constituting Managers funds, hereafter referred to as the “Funds”) as of and for the periods ended May 31, 2011, and the results of each of their operations, the changes in net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

July 20, 2011

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 39 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 39 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 39 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 39 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box   9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
CADENCE CAPITAL APPRECIATION
CADENCE FOCUSED GROWTH
CADENCE MID-CAP
CADENCE EMERGING COMPANIES
Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP
Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY
Rexiter Capital Management Limited
Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY
Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC
RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Martin Currie Inc.

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH
Renaissance Group LLC

SKYLINE SPECIAL EQUITIES
PORTFOLIO
Skyline Asset Management, L.P.

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Smith Asset Management Group, L.P.
Federated MDTA LLC

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TSCM GROWTH EQUITY
TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY
TRILOGY EMERGING MARKETS EQUITY
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES
FQ GLOBAL ESSENTIALS
First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND
GW&K MUNICIPAL ENHANCED YIELD
Gannett Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers Cadence Capital Appreciation Fund	$29,500	N/A
Managers Cadence Focused Growth Fund	$25,500	N/A
Managers Cadence Mid-Cap Fund	$29,500	N/A
Managers Cadence Emerging Companies Fund	$24,500	N/A

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers Cadence Capital Appreciation Fund	$6,500	N/A
Managers Cadence Focused Growth Fund	$5,800	N/A
Managers Cadence Mid-Cap Fund	$6,500	N/A
Managers Cadence Emerging Companies Fund	$5,800	N/A

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009

Control Affiliates	$424,730	N/A	$747,820	N/A	$0	N/A

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	August 3, 2011

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	August 3, 2011